UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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CENTRIC BRANDS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRIC BRANDS INC.

(formerly Differential Brands Group Inc.)

350 Fifth Avenue, 6th Floor, New York, NY 10118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday,  December 5, 2019

To the Stockholders of Centric Brands Inc.:

Notice is hereby given that the 2019 annual meeting of stockholders (the “Annual Meeting”) of Centric Brands Inc. (formerly Differential Brands Group Inc.,  the “Company,” “we” or “us”) will be held at the offices of the Company located at 350 Fifth Avenue, 5th Floor, New York, New York 10118 at 9 am Eastern Standard Time, for the following purposes:

1.	To reelect eight directors to serve until the 2020 Annual Meeting of Stockholders or until their respective successors are elected and qualified.
2.	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These proposals are described more fully in the enclosed proxy statement, which we urge you to read in its entirety.

The board of directors has fixed the close of business on October 29, 2019 as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting and any of its adjournments or postponements.

You are cordially invited to attend the Annual Meeting in person. You must be a stockholder of record at the close of business on October 29, 2019 to vote at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2019 annual meeting in person, we strongly encourage you to vote. Please vote as soon as possible, even if you plan to attend the 2019 annual meeting in person. If you are unable to attend the Annual Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us at least 24 hours before the Annual Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later-dated proxy card or if you vote your shares in person at the Annual Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on such matters. The only routine matter to be voted on at the Annual Meeting is the ratification of the selection of our independent registered public accounting firm (Proposal No. 2). The only non-routine matter to be voted on at the Annual Meeting is the election of directors (Proposal No. 1).

November 7, 2019	By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board of Directors

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2019

THE NOTICE OF ANNUAL MEETING, THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10‑K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018 ARE AVAILABLE ON OUR WEBSITE AT WWW.CENTRICBRANDS.COM UNDER “INVESTOR INFORMATION.”

YOUR VOTE IS IMPORTANT. YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED

PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT

RETURN OF THE PROXY CARD WILL HELP AVOID THE ADDITIONAL EXPENSE OF

FURTHER SOLICITATION TO ASSURE A QUORUM AT THE MEETING.

THE ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD ON DECEMBER 5, 2019.

EXPLANATORY NOTE

We are a “smaller reporting company,” as defined in Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. As a result of being a smaller reporting company, we do not provide pay for performance, compensation and risk and compensation ratio disclosures and compensation committee interlocks disclosures, a compensation discussion and analysis or a compensation committee report, among other disclosures. We will remain a “smaller reporting company” until such time as our public float as of the last business day of our most recently completed second fiscal quarter is at least $250 million.

Report of the Audit Committee	33
Security Ownership of Certain Beneficial Owners and Management	34
Proposal No. 2 — To Ratify The Appointment Of CohnReznick As The Company’s Independent Registered Public Accounting Firm For The Fiscal Year Ending December 31, 2019	37
Audit Fees	37
Audit Committee Pre-Approval Policies and Procedures	38
Other Proposals	39
Delinquent Section 16(a) Reports	39
Stockholder Proposals for 2020 Annual Meeting of Stockholders	39
Annual Report	40

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CENTRIC BRANDS INC.

350 Fifth Avenue, 6th Floor

New York, NY 10118

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, December 5, 2019

GENERAL INFORMATION AND VOTING RIGHTS

QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING

When and where is the Annual Meeting being held?

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or the “Board of Directors”) of Centric Brands Inc. (formerly Differential Brands Group Inc.) (the “Company,” “we” or “us”), a Delaware corporation, for use at the 2019 annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s  offices located at 350 Fifth Avenue, 5th Floor, New York, New York 10118 on Thursday,  December 5, 2019 at 9 am Eastern Standard Time, and any adjournments or postponements thereof.

Who may attend the Annual Meeting?

Any stockholder, and certain other permitted attendees, may attend the Annual Meeting. If you plan to attend the Annual Meeting in person, we ask that you also complete and return the reservation form attached to the end of the Proxy Statement. Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Proof of the Company’s stock ownership as of the record date, along with photo identification, will be required for admission. The “street name” holders will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Annual Meeting.

Who is entitled to vote?

Only holders of record of our common stock at the close of business on October 29, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting on the proposals described in this Proxy Statement. On the Record Date, there were 58,738,513 shares of common stock outstanding. On all matters to come before the Annual Meeting, each holder of record of common stock is entitled to one vote for each share of common stock. The shares of common stock held in our treasury, which are not considered outstanding, will not be voted.

What is the difference between holding shares as a stockholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

Stockholders of Record. If your shares are registered in your name, you are a stockholder of record. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend.

Beneficial Owners With Shares Held in “Street Name.” If your shares are held in “street name” at a bank, broker or other similar organization or other nominees, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your bank, broker or other nominee holder. To obtain a valid proxy, you must make a special request of your bank, broker or other nominee. If you do not make this request, you may still vote by following the instructions in the voting instruction card, which your bank, broker or other nominee has enclosed for you to use in directing such bank, broker or nominee on how to vote your shares.

All Stockholders. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

How do I vote?

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You may vote by mail. You can do this by completing your proxy card (as a stockholder of record) or voting instruction card (as a beneficial owner holding in “street name”) and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

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You may vote in person. Ballots will be passed out at the Annual Meeting to anyone who wants to vote at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If your shares are held directly in your name, you may vote in person at the Annual Meeting. However, if your shares are held in “street name” (that is, through a bank, broker or other nominee), you must first obtain a properly executed proxy from the stockholder of record (that is, your bank, broker or other nominee) and vote.

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“Street name” holders may also vote by phone or through an Internet website. If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you received this Proxy Statement from the nominee, along with the nominee’s voting instruction card, which includes voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote. Your vote will be based on your instructions to the bank, broker or other nominee on how to vote the ordinary shares.

If I vote by proxy, can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with the Secretary of the Company at our principal offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your bank, broker or other nominee to find out how to do so.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the nominees to the Board of Directors, the persons named as proxies and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. As of the date of this notice, we have not received notice of any other matters that may be properly presented at the Annual Meeting.

What constitutes a quorum?

Pursuant to our existing Second Amended and Restated Bylaws, adopted as of May 15, 2019 (the “Bylaws”), in order for us to conduct the Annual Meeting, the holders of shares of common stock outstanding representing a majority of the voting power of all outstanding shares entitled to vote as of the Record Date of October 29, 2019, must be present at the Annual Meeting in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum.

What happens if a quorum is not present?

Pursuant to our Bylaws, if a quorum is not present, the Annual Meeting will be adjourned to such day and at such time and place as the Chairman of the Annual Meeting may determine. At the adjourned meeting the stockholders may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting, but otherwise notice of the adjournment is not required.

How will votes be counted?

For Proposal No. 1 (the election of directors), you may vote “FOR” all of the nominees or your vote may be “WITHHELD” for one or more of the nominees. For the other items of business (Proposal No. 2), you may vote “FOR”,  “AGAINST” or “ABSTAIN.” Broker non-votes and abstentions will have the effect as described in each of the proposals as described below.

Proposal No. 1: To Reelect Eight Directors to Serve on the Board of Directors Until the 2020 Annual Meeting of Stockholders or Until Their Respective Successors Are Elected and Qualified: Pursuant to our Bylaws, the nominees for reelection to the Board of Directors who receive a plurality of “FOR” votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected. “WITHHELD” votes will be counted as present for the purposes of this vote, but will have no effect on the outcome of the proposal. Brokers, banks and other financial institutions cannot vote your stock on your behalf for this proposal if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 2: To Ratify the Appointment of CohnReznick LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019: Ratification of the appointment of our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted in determining whether this proposal has been approved. Broker non-votes will be counted as present and are entitled to vote on the proposal. If you hold your shares in street name and do not provide voting instructions to your broker, the shares may be voted on this proposal at the discretion of your broker.

How will my shares be voted if I do not provide instructions on the proxy card?

Stockholders of Record. If you hold your shares directly in your own name, your shares will not be voted if you do not vote them or provide a proxy. If you hold your shares directly in your own name and you sign and return your proxy card (including over the internet or by telephone) but do not include voting instructions, your proxy will be voted as the Board of Directors recommends on each proposal.

Beneficial Owners. If you hold your shares in “street name” and do not provide voting instructions to your bank, broker or other nominee, your broker may vote your shares on “routine” matters even if you do not provide a proxy. The only routine matter to be voted on at the Annual Meeting is the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 2). If a bank, broker or other nominee votes your shares on these matters in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as “FOR” vote, abstention or “AGAINST” vote, as the case may be, depending on how the broker votes. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes and will be voted in connection with the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2019, but will not count as a “FOR” vote for any other matter, including the election of the nominees for directors. Because banks, brokers and other nominees require their customers’ direction to vote on non-routine matters, it is critical that the stockholders provide their banks, brokers and other nominees with voting instructions with respect to the proposal involving non-routine matters (Proposal No. 1).

What is a broker non-vote?

A  “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the stockholder of record with voting instructions on any non-routine matters brought to a vote at the meeting.

SOLICITATION OF PROXIES

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. While we presently intend that solicitations will be made only by directors, officers and employees of the Company, we may also retain outside brokers, banks, custodians, nominees and other fiduciaries to assist in the solicitation of proxies. Any reasonable charges and expenses incurred in connection with the use of such outside solicitors will be paid by the Company.

HOUSEHOLDING

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on the Securities and Exchange Commission (“SEC”)  rules that permit us to deliver only one set of proxy materials, including our proxy statement, our Annual Report on Form 10‑K for the fiscal year ended December 31, 2018  and the notice of annual meeting, to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each stockholder retains a separate right to vote on all matters presented at the Annual Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the Annual Report on Form 10‑K for the fiscal year ended December 31, 2018 or other proxy materials, free of charge, or if you wish to receive separate copies of future annual reports or proxy materials, please mail your request to Centric Brands Inc.,  350 Fifth Avenue, 6th Floor, New York, NY 10118, attention: Corporate Secretary, or call us at +1 (646)  582‑6000.

STOCKHOLDER LIST

For at least ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our principal executive offices located at 350 Fifth Avenue, 6th Floor, New York, NY 10118. The list will also be available for examination at the Annual Meeting.

VOTING RESULTS OF THE ANNUAL MEETING

Voting results will be published in a Current Report on Form 8‑K issued by us within four business days following the Annual Meeting and will be reported on our website at http://www.centricbrands.com/ by posting the Current Report on Form 8‑K.

PROPOSAL NO. 1 — TO REELECT EIGHT DIRECTORS TO SERVE ON THE BOARD OF DIRECTORS UNTIL THE 2020 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED

Background of the Proposal

Upon recommendation of the Nominating and Governance Committee, our Board of Directors has nominated eight directors to serve until the annual meeting of stockholders to be held in 2020 (the “2020 Annual Meeting of Stockholders”) and until their successors have been elected and qualified. Pursuant to our Bylaws, each member of our Board of Directors is elected at the annual meeting of stockholders and serves until the next annual meeting of stockholders or until a successor has been elected and qualified or his or her earlier death, resignation or removal. Additionally, our Bylaws provide that the number of directors of the Company shall be fixed from time to time exclusively by the Board, which is currently eight. All eight nominees listed below currently serve on our Board.

As previously reported in our Current Report on Form 8‑K filed with the SEC on November 2, 2018,  on October 29, 2018,  we completed the acquisition (the “GBG Acquisition”)  of a significant part of Global Brands Group Holding Limited’s (“GBG”) and its subsidiaries’ North American business, including the wholesale, retail and e-commerce operations, comprising all of their North American kids business, all of their North American accessories business and a majority of their West Coast and Canadian fashion businesses. In connection with the completion of the GBG Acquisition, Michael Buckley, Andrew Tarshis and Kelly Hoffman resigned from the Board of Directors, Mr. Hoffman resigned from the audit committee of the Board of Directors (the “Audit Committee”), and Mr. Tarshis resigned from the compensation and stock option committee of the Board of Directors. Additionally, the Board voted to increase the size of the Board of Directors from seven to eight directors, effective on the closing date of the GBG Acquisition. On such date, the Board of Directors also appointed Glenn Krevlin, Randall Kessler, Robert Petrini and Jason Rabin as members of the Board of Directors. In connection therewith, Mr. Krevlin was also appointed to the Audit Committee.

Also, on December 11, 2018, Matthew Eby and Kent Savage resigned from the Nominating and Governance Committee of the Board of Directors and Robert Petrini and Walter McLallen were appointed as their replacements with Mr. McLallen as the chairman of such committee.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. In accordance with Article III of our Bylaws, vacancies are filled by a majority vote of the remaining Board of Directors or by a sole remaining director. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

As set forth in our Bylaws, the election of directors to the Board is determined by a plurality of the votes cast by the stockholders present and entitled to vote. This means that the seven nominees receiving the highest numbers of “FOR” votes cast at the Annual Meeting will be elected as directors.

Messrs. Sweedler, Eby, Kessler and Petrini are members of the Board of Directors pursuant to the Stockholder Agreement (as defined below). See “Certain Relationships and Related Transactions and Director Independence—Reportable Related Party Transactions—Agreements Related to the GBG Acquisition—Stockholder Agreement” below for additional details.

The table and biographies below set forth information as of the date of this Proxy Statement with respect to the director nominees, all of whom are currently directors of the Company.

Name	Age	Positions	Independent(1) (Y/N)	Director Since
William Sweedler	53	Chairman of the Board of Directors of the Company; Co-Founder and Managing Partner, Tengram Capital Partners	Y	2016

Matthew Eby	48	Director of the Company; Co‑Founder and Managing Partner, Tengram Capital Partners	Y	2016

Walter McLallen	53	Director of the Company; Managing Director, Meritage Capital Advisors	Y	2016

Kent Savage	57	Director of the Company; General Partner, Savage Interests LP; Chief Executive Officer, Icon.me, LLC	Y	2003

Glenn Krevlin	59	Director of the Company; Founder, Managing Member and Portfolio Manager of Glenhill Capital Advisors LLC	Y	2018

Randall Kessler	38	Director of the Company; Managing Director at GSO Capital Partners LP, a subsidiary of The Blackstone Group	Y	2018

Robert Petrini	44	Director of the Company; Senior Managing Director at GSO Capital Partners LP, a subsidiary of The Blackstone Group	Y	2018

Jason Rabin	49	Director and Chief Executive Officer of the Company	N	2018

(1)	Such directors are “independent” under Nasdaq listing standards and as such term is defined in the rules and regulations of the SEC.

William Sweedler has served as Chairman of our Board of Directors since January 2016. Since January 2011, Mr. Sweedler has been a Co-Founder and General Partner of Tengram Capital Partners L.P. (“Tengram Capital Partners”), a consumer private equity firm formed to invest in the consumer and retail sectors, and has served General Partner of Tengram Capital Partners since its inception. Tengram Capital Partners is also currently our second largest stockholder, as discussed further in “Security Ownership of Certain Beneficial Owners and Management” below. Prior to his tenure at Tengram Capital Partners, Mr. Sweedler was the founder and Chief Executive Officer of Windsong Brands, a diversified brand development and investment company that specialized in the acquisition, growth, licensing, and comprehensive management of consumer branded intellectual property and businesses. Mr. Sweedler is currently Chairman of the Board of Sequential Brands Group, Inc. (NASDAQ: SQBG), as well as a director at the following privately held companies: Tommie Copper, Zanella and Tone It Up. Prior to founding Windsong Brands, he was President and Chief Executive Officer of Joe Boxer, a wholly owned division of the Iconix Brand Group Inc. (NASDAQ: ICON) of which he was also an Executive Vice President and Director. Mr. Sweedler has a B.S. in Finance and Investments from Babson College. Mr. Sweedler has a B.S. in Finance and Investments from Babson College. With over 25 years of experience in the consumer sector as an operator and strategic investor, Mr. Sweedler brings strategic vision and guidance to the Company as Chairman of our Board of Directors.

Matthew Eby has served as a member of our Board of Directors since January 2016. Since January 2011, Mr. Eby has been a Co-Founder and General Partner of Tengram Capital Partners where he is responsible for originating, underwriting and monitoring of investments and co-manages the daily activities of the firm. Mr. Eby serves as Chairman of Earth Treks, an indoor climbing company, and is a member of the board of directors of Algenist, a naturally sourced, sustainably made, algae based skincare company and Lime Crime, a cosmetics Company. Prior to founding Tengram, Mr. Eby was the founder and Chief Investment Officer of JAWS Estates Capital (“JAWS”), the private investment office of Barry Sternlicht and the Sternlicht family. In 2009, on behalf of Starwood Capital Group, he oversaw the initial public offering of Starwood Property Trust (NYSE: STWD), a mortgage REIT focused on commercial real estate properties that raised over $930 million. Prior to founding JAWS, Mr. Eby was an associate at Morgan Stanley where he helped to found a group designed to facilitate interaction between the Investment Banking Division and the High Net Worth and Retail Divisions. Before entering the investment industry, Mr. Eby served five years as an officer in the U.S. Navy. Mr. Eby holds an M.B.A. from Harvard Business School and a B.Sc from the United States Naval Academy. Mr. Eby’s experience with the management of investments and operating activities of brands provides us with guidance and brings the valuable insight and experience to our Board of Directors.

Walter McLallen has served as a member of our Board of Directors since January 2016. Since 2004, Mr. McLallen has served as the Managing Director of Meritage Capital Advisors, an advisory boutique focused on debt and private equity transaction origination, structuring and consulting. Mr. McLallen has extensive board and organizational experience and has served as a director, Chairman or Vice Chairman on numerous corporate and non-profit boards and committees, with a significant historical focus on consumer products related companies, including private companies, such as Timeless Wine Company, the producer of consumer luxury wine brands Silver Oak, Twomey and OVID since August 2016; Worldwise, a consumer branded pet products company since April 2016; adMarketplace, a search engine advertiser since 2012; Dutchland Plastics, a roto-molding plastics manufacturer since January 2017; and Genus Oncology, an early-stage biotechnology company since 2015. Mr. McLallen also serves as a director of OneSpaWorld Holdings (NASDAQ: OSW), a pre-eminent global provider of health and wellness products and services onboard cruise ships and in destination resorts around the world since October 2017; The Lovesac Company (NASDAQ: LOVE), a direct to consumer specialty furniture brand supporting an e-commerce model since June 2019; Haymaker Acquisition II (NASDAQ: HYAC), a special purpose acquisition company formed to acquire a consumer-facing business since April 2019; Classic Brands, an e-commerce marketer of mattress and related products since July 2018; and Silver Falls Dermatology, a physician practice platform since January 2019. He is also a founder and Co-Chairman of Tomahawk Strategic Solutions, a law enforcement, military and corporate training and security company, since its founding in 2014. From 2006 to 2015, Mr. McLallen was the Executive Vice Chairman of Remington Outdoor Company, an outdoor consumer platform he co-founded with a major investment firm. Mr. McLallen was formerly with CIBC World Markets from 1995 to 2004, during which time he was a Managing Director, head of Debt Capital Markets and head of High Yield Distribution. In 1990, Mr. McLallen was a founding member of The Argosy Group L.P. Mr. McLallen started his career in the Mergers & Acquisitions Department of Drexel Burnham Lambert. Mr. McLallen received a B.A. with a double major in Economics and Finance from the University of Illinois at Urbana-Champaign. Mr. McLallen’s experience with over 25 years in the investment banking, corporate finance advisory, capital markets and financial sector, including significant exposure to financial reporting, accounting, finance, risk management and portfolio management across a broad section of industries, provides us with expertise and guidance on operational, financial and public company reporting requirements.

Kent Savage has served as a member of our Board of Directors since July 2003. Mr. Savage also serves as the General Partner of Savage Interests LP, a limited partnership for investments; General Partner of Savage Advisory LLC, a consulting company; and Co-founder and Chief Executive Officer of Icon.me, LLC, a software ventures company. Previously,  Mr. Savage served as Co-Founder and Chief Executive Officer of Famecast, Inc., a privately-held online media company;  Chief Executive Officer for Digital Lifestyles Group, Inc., a publicly-traded computer company; Co-Founder, Chief Marketing Officer for TippingPoint Technologies, a publicy-traded network infrastructure company acquired by 3Com;   Co-founder and Chief Executive Officer for Netpliance, Inc., an internet appliance company that completed its initial public offering; General Manager, Broadband for Cisco Systems Inc., a publicly traded network infrastructure company; Vice President, Sales and Marketing for NetSpeed, Inc.,  a private broadband network systems company acquired by Cisco Systems, Inc.  Mr. Savage received his B.S. degree in Business from Oklahoma State University, completed University of Virginia’s Executive Leadership Program, and received his M.B.A. degree from Southern Methodist University. Mr. Savage’s extensive experience as an officer and director at other public companies brings valuable experience and insight regarding our financial and accounting matters, which are also key to his role as chairman of our Audit Committee.

Glenn Krevlin has served as a member of our Board of Directors since October 2018, when he was appointed in connection with the closing of the GBG Acquisition. Mr. Krevlin is the Founder, Managing Member and Portfolio Manager of Glenhill Capital Advisors LLC, and has served in such role since 2001.  In addition to serving as the President of Glenhill Capital Advisors LLC, Mr. Krevlin has served on the Board of Directors for Design Within Reach Inc.,  a

modern furniture design company that is a subsidiary of Herman Miller Inc.,  RH, (NYSE: RH), a curator of design, taste and style in the luxury lifestyle market, and the Board of Trustees for the IDEAL School of Manhattan.  Mr. Krevlin currently serves on the Board of Directors of The Joint Corp., (NASDAQ: JYNT), a publicly traded chiropractic care retail healthcare company.  Mr. Krevlin holds a B.A. in Economics and Government from Wesleyan University, as well as an MBA from the Stern School of Business at New York University. Mr. Krevlin’s broad business experience and insight are beneficial to the Company.

Randall Kessler has served as a member of our Board of Directors since October 2018, when he was appointed in connection with the closing the GBG Acquisition. Mr. Kessler is a Managing Director at GSO Capital Partners LP, the credit business of The Blackstone Group, where he is involved in originating, executing and monitoring private debt and equity investments across a diverse range of industries. The GSO/BTO Affiliates (as defined below) are collectively the largest stockholder of the Company, as discussed further in “Security Ownership of Certain Beneficial Owners and Management” below. He has been with GSO since 2007, prior to which he was an Associate at Silver Lake Partners where he focused on technology private equity investing. Mr. Kessler has served as a director on the board of multiple companies historically, including, Bear Tracker Energy LLC, Heartland Automotive Services, Inc., Bluewater Thermal Processing LLC, Dura-Line Holdings, Inc. and Apache IS Holdings LLC. Mr. Kessler has a B.S. in Economics from the Wharton School of the University of Pennsylvania. Mr. Kessler’s broad business experience and insight are beneficial to the Company.

Robert Petrini has served as a member of our Board of Directors since October 2018, when he was appointed in connection with the closing the GBG Acquisition. Mr. Petrini is a Senior Managing Director at GSO Capital Partners LP, the credit business of The Blackstone Group, where he is involved in originating, executing and monitoring private debt and equity investments across a diverse range of industries. He is co-head of Performing Credit, as well as a portfolio manager of GSO’s Capital Opportunities Fund. Mr. Petrini sits on multiple investment committees at GSO. Mr. Petrini has been with GSO since its founding in 2005, prior to which he was a Principal in Credit Suisse First Boston’s Alternative Capital Division. Mr. Petrini has served as a director on the board of multiple companies historically. Mr. Petrini has a B.S. in Economics from the Wharton School of the University of Pennsylvania. Mr. Petrini’s broad business experience and insight are beneficial to the Company.

Jason Rabin was appointed Chief Executive Officer of the Company on October 29, 2018. Mr. Rabin was previously the President, North America of GBG from November 2015 until October 2018. Prior to that position, he was Chief Merchandising Officer of GBG from 2014 to 2017 overseeing GBG’s merchandising strategy and global brand portfolio. Mr. Rabin was formerly President of LF Asia Limited and managed its fashion and home distribution business in Asia, and was President of Kids Headquarters, a children’s and young men’s apparel manufacturer. Mr. Rabin joined the Li & Fung Group in 2009 when Kids Headquarters was acquired by the Li & Fung Group. Mr. Rabin graduated from the University of Miami with a bachelor of business administration in 1992. Mr. Rabin received awards on behalf of Kids Headquarters from the children’s clothing industry, including the Supplier Performance Award by Retail Category, the Ernie Awards and the International Licensing Industry Merchandisers’ Association (LIMA) Licensing Excellence Award. In 2017, Mr. Rabin received the Business Visionary Award at the 21st Annual Accessories Council Excellence Awards ceremony. Mr. Rabin’s experience with the business acquired in the GBG Acquisition and his deep industry experience provide us with guidance as we manage the integration of the GBG Acquisition.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

EXECUTIVE OFFICERS

The tables and biographies below set forth information as of the date of this Proxy Statement with respect to our executive officers. Our current executive officers hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.

Current Executive Officers
Name	Age	Position
Jason Rabin	49	Chief Executive Officer and Director of the Company (Principal Executive Officer)

Anurup S. Pruthi	51	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Andrew R. Tarshis	53	Executive Vice President, General Counsel

Jason Rabin has served as Chief Executive Officer and a member of our Board of Directors since October 2018. For more information, see Mr. Rabin’s full biography under “Proposal No. 1. Election of Directors.”

Anurup S. Pruthi has served as our Chief Financial Officer since November 2018. Prior to serving as our Chief Financial Officer, Mr. Pruthi served as the Chief Financial Officer of The Children’s Place, Inc. from November 2014 through October 2018, and as Chief Financial Officer of Reliance Retail Ltd., a subsidiary of Reliance Industries Limited, from June 2013 through October 2014. Mr. Pruthi graduated from Bentley College with a bachelor’s and master’s degree in finance.

Andrew R. Tarshis has served as our Executive Vice President, General Counsel since June 2019.  Prior to serving as our General Counsel, Mr. Tarshis served as a consultant to the Company as Interim General Counsel since the GBG Acquisition and Chief Operating Officer, Chief Compliance Officer and General Counsel of Tengram Capital Partners since June 2013.  Prior to that, Mr. Tarshis served as Executive Vice President and General Counsel at Iconix Brand Group, Inc.,  a brand management and licensing company.  Prior to joining Iconix, Mr. Tarshis served as Senior Vice President and General Counsel for Windsong Allegiance Group, LLC, owner of the Joe Boxer and Hathaway brands, and as a corporate attorney for Toys R Us, Inc., specializing in intellectual property. Mr. Tarshis received his J.D. from the University of Connecticut School of Law and his B.A. from the University of Michigan, Ann Arbor.

BOARD MEETINGS AND BOARD COMMITTEE INFORMATION

Board Meetings

Our Board of Directors manages us through board meetings and through its committees. During our fiscal year ended December 31, 2018  (“fiscal 2018”) our Board of Directors held fourteen meetings, including five meetings by unanimous written consent. Each director who was a director during fiscal 2018  attended at least 75% of all the meetings of the Board of Directors and the committees on which such director served. Although we do not have a formal policy regarding attendance at our annual meeting of stockholders, we attempt to accommodate the schedules of each member of our Board of Directors in choosing a date for our annual meeting of stockholders and our annual meeting of our Board of Directors. Directors are generally in attendance at the annual meeting of stockholders. The Chairman of our Board of Directors at the time of our annual meeting of stockholders in 2018 (the “2018 Annual Meeting of Stockholders”)  attended the 2018 Annual Meeting of Stockholders telephonically.

Non-management directors also meet as needed in executive sessions without management present, with at least one such meeting a year attended only by independent directors. The Chairman of the Board presides over these executive sessions. During fiscal 2018, our non-management met four times in executive session, all of which meetings were comprised of only independent directors.

Committees and Committee Charters

The Board of Directors has established a separately designated audit committee (the “Audit Committee”), compensation and stock option committee (the “Compensation and Stock Option Committee”) and nominating and governance committee (the “Nominating and Governance Committee”) of the Board of Directors. Our Board of Directors may also establish special committees from time to time to perform specifically delegated functions. The Board of Directors has adopted a written charter that governs the conduct and responsibilities of each of the Audit Committee, Compensation and Stock Option Committee and Nominating and Governance Committee, copies of which may be found on our website at www.centricbrands.com in the section titled “Investor Information—Governance—Governance Documents.” You may also request printed copies of the charter(s) by sending written request to the Secretary at the address set forth on the cover of this Proxy Statement. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

The following table identifies the current members of our Board serving on the Audit Committee, the Compensation and Stock Option Committee and the Nominating and Governance Committee.

Name	Audit	Compensation and Stock Option	Nominating and Governance
Matthew Eby		X
Randall Kessler		X
Glenn Krevlin	X
Walter McLallen	X	Chair	Chair
Robert Petrini			X
Kent Savage (1)	Chair
William Sweedler			X

(1)	Mr. Savage has been designated to be an “audit committee financial expert” as such term is defined in the rules and regulations of the SEC.

Audit Committee

The Audit Committee is currently comprised of Messrs. Krevlin, McLallen and Savage.  Mr. Savage serves as Chairman of the Audit Committee. The Audit Committee met or acted through written consent a total of seven times in fiscal 2018.

The principal responsibility of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists our Board of Directors in monitoring (1) our accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor (including pre-approval of audit and non-audit services to be performed by the independent auditor), (2) the integrity of our financial statements, (3) our systems of internal control regarding finance and accounting and (4) our compliance with legal and regulatory requirements. Our Audit Committee is also responsible for reviewing with management our major risk exposures and our risk assessment and risk management programs. As discussed above, the Audit Committee has a charter that details its duties and responsibilities, which was most recently amended and restated by our Board of Directors on October 25, 2018.

Currently, all Audit Committee members are “independent” under applicable Nasdaq listing standards and rules and regulations of the SEC, including Rule 10A‑3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that each member of the Audit Committee has sufficient knowledge and understanding of the Company’s financial statements to serve on the Audit Committee and is financially literate within the meaning of Nasdaq listing standards as interpreted by the Board. Mr. Savage has been designated to be an “audit committee financial expert” as such term is defined under federal securities laws.

Compensation and Stock Option Committee

Currently, the Compensation and Stock Option Committee, is comprised of Messrs. Eby, Kessler and McLallen. Mr. McLallen serves as Chairman of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee met or acted through written consent a total of eight times in fiscal 2018.

The Compensation and Stock Option Committee’s responsibilities include determining the compensation of our Chief Executive Officer and other executive officers, reviewing and approving employment agreements, severance arrangements, change in control provisions and special or supplemental benefits applicable to our Chief Executive Officer and other executive officers and, in consultation with senior management, recommending to the Board of Directors for the Board’s approval our general compensation philosophy and objectives. Additionally, the Compensation and Stock Option Committee reviews and approves incentive compensation and equity-based plans, as well as compensation plans, policies and benefit programs applicable to employees generally, and administers our equity-based compensation plans. In connection with its deliberations, the Compensation and Stock Option Committee seeks the views of management with respect to appropriate compensation levels of the other officers and directors and may recruit compensation consultants, outside counsel and other advisers as it deems necessary to provide independent advice regarding market trends and other competitive considerations, and has the sole authority to compensate and oversee the work of such consultants, outside counsel and other advisers. During fiscal 2018, the Compensation and Stock Option Committee did not retain the services of compensation consultants to determine or recommend the amount or form of executive and director compensation. As discussed above, the Compensation and Stock Option Committee has a charter that details its duties and responsibilities, which was most recently amended and restated by our Board of Directors on October 25, 2018.

In setting the level of cash and equity compensation, the Compensation and Stock Option Committee considers various factors, including our overall performance and the individual’s performance during the year, the uniqueness and relative performance of the executive’s skill set, the expected future contribution to us and competitive conditions. In addition, the Compensation and Stock Option Committee considered the affirmative “say on pay” vote at our annual meeting of stockholders held in 2011 and again at our annual meetings of stockholders held in 2014 and 2017, as well as the affirmative golden parachute “say on pay” vote at our 2015 Annual Meeting of Stockholders, and continued to apply the same principles in determining the amounts and types of executive compensation. In addition, our Compensation and Stock Option Committee reviews compensation for our Chief Executive Officer, and considers the recommendation by the Chief Executive Officer for the other Named Executive Officers (as defined below) other than the Chief Executive Officer. As set forth in our Compensation and Stock Option Committee’s charter, the Chief Executive Officer may not be present during voting or deliberations on his compensation.

Currently, all Compensation and Stock Option Committee members are “independent” under applicable Nasdaq listing standards, including the enhanced independence requirements applicable to members of compensation committees. The Compensation and Stock Option Committee also has the ability to delegate its duties as necessary and appropriate, including the ability to delegate certain of its responsibilities under our equity based compensation plans.

Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of Messrs. McLallen, Petrini and Sweedler.  Mr. McLallen serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee met a total of one time in fiscal 2018.

The principal responsibilities of the Nominating and Governance Committee are (1) assisting our Board of Directors in identifying individuals qualified to serve as members of our Board of Directors, (2) developing and recommending to our Board of Directors a set of corporate governance guidelines, and (3) overseeing the evaluation of our Board of Directors and management. In that regard, the Nominating and Governance Committee also has primary responsibility to recommend to our Board of Directors the director nominees for election by the stockholders at meetings of stockholders and for filling any vacancies and newly created directorships, to periodically review and make recommendations regarding the composition and size of our Board of Directors and committees, to review and make recommendations to our Board of Directors with respect to director compensation, to lead the Board’s annual self-

evaluation process, to annually recommend to the Board the chairpersons and members of the Board’s committees and to oversee director orientation and continuing education programs.

As discussed above, the Nominating and Governance Committee has a charter that details its duties and responsibilities, which was most recently amended and restated by our Board of Directors on October 25, 2018. Currently, all Nominating and Governance Committee members are “independent” under Nasdaq listing standards.

CORPORATE GOVERNANCE MATTERS

Director Nominations

Directors may be nominated by the Board or stockholders in accordance with the Company’s Bylaws. The Nominating and Governance Committee is responsible for developing criteria for the selection of, and recommending to the Board candidates for, new directors for election at stockholder meetings and nominees for vacancies and for reviewing such director candidates, including those nominated by stockholders. The Board’s and Nominating and Governance Committee’s methods for choosing candidates for election to the Board of Directors (other than those formally nominated by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including existing members of the Board of Directors, executive officers, individuals personally known to the members of the Board of Directors and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates.

In evaluating the suitability of candidates, the Nominating and Governance Committee may take into account many factors, including the potential candidate’s judgment, experience, independence, character, business acumen and such other factors as the Nominating and Governance Committee concludes are pertinent in light of the current needs of our Board of Directors, including an incumbent’s past performance, attendance at meetings and participation in and contributions to the activities of our Board of Directors. Our Board of Directors believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate’s personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate’s chosen field. Each candidate should be prepared to participate fully in our Board of Directors’ activities, including attendance at and active participation in meetings of our Board of Directors. Our Board of Directors has no stated specific minimum qualifications that must be met by a candidate for a position on our Board of Directors.

We have no formal policy on diversity; however, our Board of Directors believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. To date, no more specific criteria has been developed other than that set forth in the charter of the Nominating and Governance Committee.

There is no specific procedure outlined in the charter for the Nominating and Governance Committee to consider recommendations by common stockholders for candidates on our Board of Directors, but such recommended candidates will be considered in accordance with the principal responsibilities of the Nominating and Governance Committee, our Bylaws, and all applicable rules and regulations relating to such nominations by our common stockholders. Any recommendations by stockholders for nominations to our Board of Directors are evaluated in a manner similar to how the Nominating and Governance Committee considers all directors.

Messrs. Sweedler, Eby, Kessler and Petrini are members of the Board of Directors pursuant to the Stockholder Agreement. See “Certain Relationships and Related Transactions and Director Independence—Reportable Related Party Transactions—Agreements Related to the GBG Acquisition—Stockholder Agreement” below for additional details.

Board Leadership Structure

Our Board of Directors is led by our Chairman of the Board and our Company is led by our Chief Executive Officer. Our Board of Directors believes that whether to have the same person occupy the offices of Chairman and Chief Executive Officer should be decided by the Board of Directors, from time to time, in its business judgment after considering relevant circumstances. We currently separate the offices of Chairman of the Board and Chief Executive Officer.

We believe that, under normal circumstances, separating the role of Chairman and Chief Executive Officer promotes balance between the oversight function of the Board of Directors and our operational and strategic direction undertaken by our Chief Executive Officer. We believe that this separation also balances the leadership in the boardroom and at the Company in its day-to-day operational activities. Our Board of Directors will periodically make a determination as to the appropriateness of this policy, including in connection with the recruitment and succession of the Chairman and/or Chief Executive Officer.

In addition, all of our committees have separate committee chairpersons that act as the presiding chair at the particular committee meetings. All members are free to request items for inclusion on the agenda at meetings and have an opportunity to bring up any items of discussion at any time among the Board of Directors or with management.

Compensation of Directors and Officers

The Compensation and Stock Option Committee determines the compensation to be paid to our officers and directors, with recommendations from management as to the amount and/or form of such compensation. The Nominating and Governance Committee also makes recommendations to our Board regarding director compensation.

Code of Business Conduct and Ethics

Our Board of Directors adopted an amended and restated Code of Business Conduct and Ethics for all of our directors, officers and employees on October 25, 2018 with an effective date of October 29, 2018. Our Code of Business Conduct and Ethics is available on our website at www.centricbrands.com in the section titled “Investor Information—Governance—Governance Documents,” or you may request a free copy of our Code of Business Conduct and Ethics from our Chief Compliance Officer at our principal executive offices located at Centric Brands Inc.,  350 Fifth Avenue, 6th Floor, New York, NY 10118 or by calling us at +1 (646) 582‑6000. You may also find a copy of our Code of Business Conduct and Ethics filed as Exhibit 14 to our Current Report on Form 8‑K filed with the SEC on November 2, 2018.

To date, there have been no waivers under our Code of Business Conduct and Ethics. We intend to disclose any amendments to our Code of Business Conduct and Ethics and any waiver granted from a provision of such code on our website at www.centricbrands.com within the same time frame that would otherwise be required by a Current Report on Form 8‑K.

Stockholder Nominations

Our Bylaws provide that nominations of persons for election as directors at a meeting of stockholders at which directors are to be elected may be made by or at the direction of the Board of Directors or by a stockholder, as set forth below.

For a stockholder to properly bring before an annual meeting a nomination or nomination(s) for election to the Board of Directors, the stockholder must have given timely notice including all of the information regarding the nominee(s) and the stockholder giving the notice, as mandated by our Bylaws, must have been a stockholder of record on the date of giving notice, and must be entitled to vote for the election of directors at the annual meeting. To be timely, such notice must be received by the Secretary of the Company at our principal executive offices located at Centric Brands Inc., 350 Fifth Avenue, 6th Floor, New York, NY 10118 not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, under the terms of our Bylaws, notice by the stockholder must be (i) no earlier than the opening of business on the 120th day before the annual meeting and (ii) not later than the later of the close of business on the 90th day before the annual meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the annual meeting.

For a stockholder to properly bring before a special meeting a nomination or nomination(s) for election to the Board of Directors, the stockholder’s notice must be received by the Secretary of the Company at our principal executive offices at the address referenced above (i) not earlier than the opening of business on the 120th day prior to the meeting and (ii) not later than the close of business on the 90th day before the meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the special meeting.

Because this Annual Meeting is not being held more than 30 days before the anniversary date of the 2018 Annual Meeting of Stockholders or more than 60 days after such anniversary date, written notice from stockholders was required to be received by the close of business on October 2, 2019, which was the 90th day prior to the anniversary of the 2018 Annual Meeting of Stockholders.

If the number of directors to be elected to the Board of Directors at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting, and the Company does not publicly announce the names of the nominees for the additional directorships before the close of the 90th day prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for the additional directorships, if the notice is received by the Secretary of the Company at the principal executive offices of the Company at the address referenced above by the close of business on the tenth day following the day on which the Company first publicly announces the nominees for additional directorships.

Director Independence

Currently, the following seven out of eight members of our Board of Directors are considered “independent” under Nasdaq listing standards and as such term is defined in the rules and regulations of the SEC:

•	Matthew Eby;
•	Walter McLallen;
•	Kent Savage;
•	William Sweedler;
•	Glenn Krevlin;
•	Randall Kessler; and
•	Robert Petrini.

In making its determination that the foregoing directors are independent, the Board of Directors considered all relevant facts and circumstances. As required under Nasdaq listing standards, in making its determination of independence, the Board of Directors considered whether the director had a relationship with the Company which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq definition of independent director includes a series of objective tests which were considered by the Board. Specifically, a member of the Board of Directors may not be considered independent if such member:

•

a director who is, or at any time during the past three years was, employed by the Company; a director who accepted, or who has a family member who accepted, any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service, compensation paid to a family member who is an employee (other than an executive officer) of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;
•

a director who is, or has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

•

a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity; or

•

a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

There are no current transactions with members of the Board of Directors that needed to be considered for any impact on the respective member’s independence. All current members of our Audit Committee, Compensation and Stock Option Committee and Nominating and Governance Committee are considered to be independent based on the applicable rules of Nasdaq and the SEC. The remaining member of our Board, Mr. Rabin, is not considered independent because he is employed by the Company as its Chief Executive Officer.

Communications with the Board of Directors

Stockholders may contact an individual director, the Board of Directors as a group, or a specified Board of Directors committee or group, including the independent directors as a group, by mail, addressed to our corporate office at Centric Brands Inc., 350 Fifth Avenue, 6th Floor, New York, NY 10118 or by email addressed to board@centricbrands.com. Each communication should specify the applicable addressee(s) to be contacted, as well as the general topic of the communication. The Secretary will initially receive and process communications before forwarding them to the addressee.

The Board’s Role in Risk Oversight

Our Board of Directors oversees our risks in an enterprise-wide approach to understand our material enterprise risks, including operational, financial, strategic, compliance and reputational risks. First, we have a fully independent Audit Committee that is primarily responsible for reviewing with management our major risk exposures and our risk assessment and risk management programs, including our financial risks. Our Audit Committee meets on a quarterly basis and as needed with management and our internal audit consultants to review and discuss these matters. In addition, at the invitation of the Audit Committee, other members of the Board of Directors and management team are also present at these meetings to participate in the discussion on our most significant risks and exposure to risks and the evaluation of these matters to ensure consensus and mutual understanding between our Board of Directors and management. Finally, each of our committees considers their own particular set of risks associated with its responsibilities.

DIRECTOR COMPENSATION

Historically, our non-employee directors have been compensated for service through an equity grant or on a cash basis. Our non-employee directors are not compensated in any other manner; however, they are reimbursed for travel and business expenses associated with attending our annual meeting or other in person meetings.

On February 12, 2018, the Compensation Committee of the Board of Directors approved a cash payment of $50,000 and a stock award with a fair market value of $50,000 to each of the then-current non-employee independent directors, excluding William Sweedler, Matthew Eby and Andrew Tarshis, to be paid or vest on a quarterly basis beginning on March 31, 2018 for their service in 2018. Mr. Savage, as chairman of our audit committee, was granted an additional $15,000 on such date. Other members of committees of the Board do not receive additional compensation for their services. Also, Messrs. McLallen, Savage and Hoffman were paid $25,000 in February 2018 in cash as compensation for their service on a Special Committee of the Board of Directors during 2017. Messrs. Kessler, Krevlin and Petrini did not receive compensation for their service on the board during 2018, as they joined the Board of Directors on October 29, 2018.

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on our Board during Fiscal 2018.

	Fees earned
	or paid	Stock
Name	in cash	Awards (1)		Total
William Sweedler	$—	$—		$—
Matthew Eby	$—	$—		$—
Randall Kessler	$—	$—		$—
Glenn Krevlin	$—	$—		$—
Walter McLallen	$75,000	$261,000		$336,000
Robert Petrini	$—	$—		$—
Kent Savage	$90,000	$50,000		$140,000
Andrew Tarshis*	$—	$54,554	(2)	$54,554
Kelly Hoffman*	$75,000	$50,000		$125,000

*In connection with the consummation of the GBG Acquisition, Messrs. Tarshis and Hoffman resigned from our Board of Directors, effective October 2018.

(1)

Represents the aggregate grant date fair value of such awards computed in accordance with ASC 718. For a discussion on the assumptions made regarding the valuation of the stock awards, please see “Notes to Consolidated Financial Statements—Note 14—Equity—Stock Incentive Plans” to our Annual Report on Form 10‑K for the year ended December 31, 2018, as filed with the SEC on May 16, 2019. The awards include 51,546 shares of restricted common stock granted to each of Walter McLallen, Kent Savage, and Kelly Hoffman that vested in quarterly installments beginning on March 31, 2018 through December 31, 2018, for which acceleration of the final quarterly installment was accelerated on October 29, 2018, in connection with the consummation of the GBG Acquisition, and an additional 50,000 shares of restricted common stock granted to Walter McLallen that vested immediately on October 29, 2018, in each case pursuant to the approval of the Compensation Committee.

(2)

Subsequent to Mr. Tarshis’ resignation as a director of the Company, on October 29, 2018, the Company entered into a consulting agreement with Mr. Tarshis pursuant to which he received a grant of 150,000 RSUs that vest in equal 75,000 annual installments on October 29, 2019 and October 29, 2020.  In June 2019, Mr. Tarshis became a Named Executive Officer of the Company.

All directors are also entitled to the protection provided by the indemnification provisions in our certificate of incorporation and bylaws, as well as the protections provided by director and officer liability insurance provided by us.

EXECUTIVE COMPENSATION

Overview

This Executive Compensation section discusses: (1) the objectives of our executive compensation policies and practices; (2) the activities that the executive compensation program is designed to reward; (3) each element of our executive compensation; (4) the rationale for each element of our executive compensation program; (5) the methodologies utilized by us in determining the amounts to pay for each element of our executive compensation; and (6) how each element of our executive compensation program and the rationale for each element fit together within the overall objectives of our executive compensation policies and practices. This discussion relates to our Chief Executive Officer and certain other executive officers, collectively, our Named Executive Officers.

For our fiscal year ended December 31, 2018, our “Named Executive Officers” are:

•	Jason Rabin, Chief Executive Officer
•	Michael Buckley, former Chief Executive Officer
•	Anurup S. Pruthi, Chief Financial Officer
•	Bob Ross, former Chief Financial Officer

In connection with the completion of the GBG Acquisition, Michael Buckley resigned as our Chief Executive Officer, effective October 29, 2018, and the Board appointed Jason Rabin as Chief Executive Officer in his place.  Also, Bob Ross ceased to serve as our Chief Financial Officer, effective November 5, 2018, and the Board of Directors appointed Anurup S. Pruthi as our Chief Financial Officer in his place. Mr. Ross’ employment with the Company terminated as of January 4, 2019.

“Say on Pay” Vote

At our 2017 annual meeting of stockholders held on November 30, 2017, our stockholders were asked to consider and vote on a resolution approving the frequency of our “say on pay” vote, such vote commonly referred to as the “say on pay frequency” vote. A substantial majority of our stockholders—approximately 96 percent of the votes cast—voted in favor of holding a “say on pay” vote once every three years. In light of the results of our “say on pay frequency” vote, our Board determined that we will hold a “say on pay” vote every third year until the next required “say on pay frequency” vote is held at our annual meeting of stockholders in 2023. Therefore, no “say on pay” vote was held in 2018 or will be held in 2019.

“Say on Pay Frequency” Vote

At our 2017 annual meeting of stockholders held on November 30, 2017, our stockholders were also asked to consider and vote on a resolution approving the frequency of the “say on pay” vote, commonly referred to as the “say on frequency” vote. A substantial majority of our stockholders approved the compensation of our Named Executive Officers, with approximately 96 percent of the votes cast in favor of a “say on pay frequency” vote to occur once every three years.  In light of the results of the say on frequency vote, our Board of Director has determined that we will hold an advisory vote on named executive officer compensation every third year until the next required vote on the frequency of future advisory votes on named executive officer compensation is held at our annual meeting of stockholders in 2023.

Compensation Philosophy

Our executive compensation program is designed to provide proper incentives to management to maximize performance in order to encourage creation of stockholder value and achievement of strategic corporate objectives, attract and retain qualified, skilled and dedicated executives on a long-term basis, reward past performance and provide incentives for future performance.

In keeping with these objectives, our goal is to (1) align the interests of our executive officers with the interests of our stockholders, (2) ensure the long-term commitment of our management team and (3) ensure accountability for our overall performance and each individual’s performance and contribution.

In setting the level of cash and equity compensation for our Named Executive Officers, our Compensation Committee considers various factors, including our overall performance, each executive’s performance during the year, the uniqueness and relative performance of each executive’s skill set, each executive’s expected future contributions to us, and competitive conditions. In addition, the Compensation Committee considers the results of our “say on pay” vote and continues to apply our principles in determining the amounts and components of our executive compensation program. In addition, our Compensation Committee reviews compensation for our Chief Executive Officer and considers the recommendation of our Chief Executive Officer with respect to the compensation of our other Named Executive Officers.

Elements of Compensation

The compensation program for our Named Executive Officers consists of a combination of (1) base salary, (2) long-term incentive awards, primarily through grants of restricted stock and restricted stock units pursuant to our stock incentive plans, (3) company paid benefits, including medical insurance, dental insurance, 401(k) Plan, disability insurance, life insurance and flexible spending accounts, and (4) discretionary cash bonuses based on our achievement of certain EBITDA targets. The Compensation Committee also takes into account certain change in control provisions applicable to our Named Executive Officers.

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned by our Named Executive Officers for the fiscal years ended December 31, 2018 and 2017, respectively.

			Stock	All Other
Name and Principal Position	Year	Salary	Awards(5)	Compensation(6)	Total
Jason Rabin (1)	2018	$223,562	$940,488	$33,333	$1,197,383
Chief Executive Officer

Michael Buckley (2)	2018	$500,000	$1,456,399	$347,191	$2,303,590
Former Chief Executive Officer	2017	$600,000	$823,399	$26,446	$1,449,845

Anurup S. Pruthi (3)	2018	$101,507	$185,989	$268,000	$555,496
Chief Financial Officer

Bob Ross (4)	2018	$400,000	$174,625	$—	$574,625
Former Chief Financial Officer	2017	$347,981	$160,272	$—	$508,253

(1)	Mr. Rabin was appointed as Chief Executive Officer and a member of our Board on October 29, 2018.
(2)	Mr. Buckley resigned as our Chief Executive Officer, effective October 29, 2018.
(3)	Mr. Pruthi was appointed as our Chief Financial Officer on November 5, 2018.
(4)	Mr. Ross ceased to serve as our Chief Financial Officer effective November 5, 2018, and his employment with the Company terminated on January 4, 2019.
(5)

The amounts reported in this column relate to (i) restricted stock units (“RSUs”) granted to Mr. Ross in 2017 with respect to 200,000 shares of our common stock pursuant to the Company’s 2016 Stock Incentive Compensation Plan

(the “2016 Stock Incentive Plan”), (ii) RSUs granted to Mr. Buckley in 2016 with respect to 433,764 shares of our common stock pursuant to the 2016 Stock Incentive Plan, and (iii) performance share units (“PSUs”) granted to Mr. Buckley in 2016 with respect to 347,011 shares of our common stock pursuant to the 2016 Stock Incentive Plan, and (iv) RSUs granted to Messrs. Rabin and Pruthi in 2018 with respect to 4,100,000 and 600,000 shares of our common stock, respectively, pursuant to their respective employment agreements. This column excludes 500,000 PSUs granted to Mr. Rabin in 2018 which are subject to performance criteria commencing January 1, 2019 and therefore, no stock compensation expense was recognized by us during the year ended December 31, 2018. All amounts reported in this column reflect the grant date fair value dollar amount of RSUs and PSUs recognized by us as stock compensation expense in our financial statements for reporting purposes in accordance with ASC 718. For a discussion on the assumptions made regarding the valuation of the stock awards, please see “Notes to Consolidated Financial Statements—Note 14—Equity—Stock Incentive Plans.”

(6)	The following table details the components of this column:

		Benefit of
		Company Paid
		Health	401(k)
Name and Principal Position	Year	Insurance (a)	Match	Other		Total
Jason Rabin	2018	$—	$—	$33,333	(b)	$33,333
Chief Executive Officer

Michael Buckley	2018	$26,794	$2,705	$317,692	(c)	$347,191
Former Chief Executive Officer	2017	$23,446	$3,000	$—		$26,446

Anurup S. Pruthi	2018	$—	$—	$268,000	(d)	$268,000
Chief Financial Officer

Bob Ross	2018	$26,794	$—	$—		$26,794
Former Chief Financial Officer	2017	$18,806	$—	$—		$18,806

(a)	This amount represents health premiums paid on behalf of the Named Executive Officer in excess of premiums paid for other employees.
(b)

The employment agreement with Mr. Rabin provides that for each year during his term (prorated for 2018), Mr. Rabin will be entitled to the use of a Company car, a clothing allowance, reimbursement for fees and expenses for tax and financial planning, legal and accounting, and reimbursement of membership fees and dues up to $200,000.

(c)

This amount represents the total severance benefits paid or payable to him as a result of his termination of employment with the Company, effective as of October 29, 2018, as described in more detail under “—Employment Contracts and Termination of Employment and Change in Control Arrangements.”.

(d)

This amount represents the $250,000 cash signing bonus paid to Mr. Pruthi on the execution of his employment agreement. Additionally, the employment agreement with Mr. Pruthi provides for a travel allowance of $1,500 per month during the term of the agreement, and legal fees in connection with the negotiation and drafting of his employment agreement up to $15,000.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2018.

	Stock awards
				Equity incentive plan awards:		Equity incentive plan awards:
Name	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested (4)	Number of unearned shares, units or other rights that have not vested		Market or payout value of unearned shares, units or other rights that have not vested
Jason Rabin	4,100,000	(1)	$14,063,000	500,000	(5)	$1,715,000	(6)
Michael Buckley	—		$—	—		$—
Anurup S. Pruthi	600,000	(2)	$2,058,000	—		$—
Bob Ross	133,333	(3)	$457,336	—		$—

(1)

These RSUs vest as follows: 1,230,000 shares vest on December 31, 2019, 1,230,000 shares vest on December 31, 2020, and 1,640,000 shares vest on December 31, 2021. For more information on the RSU award, see “Employment Contracts and Termination of Employment and Change in Control Arrangements – Jason Rabin.”

(2)

These RSUs vest as follows: 200,000 shares vest on November 5, 2019, 200,000 shares vest on November 5, 2020, and 200,000 shares vest on November 5, 2021. For more information on the RSU award, see “Employment Contracts and Termination of Employment and Change in Control Arrangements – Anurup S. Pruthi.”

(3)

These RSUs vest as follows: 66,666 shares vest on January 1, 2019, and 66,667 shares vest on January 1, 2020. For more information on the RSU award, see “Employment Contracts and Termination of Employment and Change in Control Arrangements – Bob Ross.”

(4)

Amounts reported in this column are equal to the product of (i) the closing market price of our common shares as of December 29, 2018 (the last business day of fiscal year 2018) of $3.43 per share, multiplied by (ii) the total number of unvested RSUs held by each Named Executive Officer as of December 31, 2018.

(5)

Represents the remaining number of shares to vest under Mr. Rabin’s PSU award as of December 31, 2018.  For more information on the PSU award, see “Employment Contracts and Termination of Employment and Change in Control Arrangements – Jason Rabin.”

(6)

Amounts reported in this column are equal to the product of (i) the closing market price of our common shares as of December 29, 2018 (the last business day of fiscal year 2018) of $3.43 per share, multiplied by (ii) 100% of the total number of unvested PSUs held by Mr. Rabin as of December 31, 2018.

Employment Contracts and Termination of Employment and Change in Control Arrangements

Jason Rabin Employment Agreement

Effective October 29, 2018, we entered into an employment agreement with Jason Rabin in connection with our employment of Mr. Rabin as our Chief Executive Officer (the “Rabin Agreement”). The Rabin Agreement provides that Mr. Rabin will be employed for a term beginning on October 29, 2018 and ending December 31, 2021 (subject to earlier termination as specified therein). The Rabin Agreement provides for Mr. Rabin to receive an annual base salary of not less than $1,275,000 per year and for certain other benefits consistent with those provided to other senior executives of the Company. The Rabin Agreement provides that for each year during the term, Mr. Rabin will be entitled to the use of a Company car, a clothing allowance, reimbursement for fees and expenses for tax and financial planning, legal and accounting, and reimbursement of membership fees and dues up to $200,000. In addition, Mr. Rabin is eligible to receive an annual cash bonus of up to 300% of his annual base salary, subject to the achievement of the applicable performance goals (the “EBITDA Bonus”), and an annual cash bonus up to $4,000,000 in the aggregate over the term, subject to the achievement of the applicable performance goals (the “Leverage-Based Bonus”). The Rabin Agreement also provides that Mr. Rabin purchase from the Company 3,125,000 shares of common stock at a price of $8 per share, which occurred on October 29, 2018.

The Rabin Agreement provided for an inducement grant of 4,100,000 RSUs with respect to our common stock and 500,000 PSUs with respect to our common stock (the “Rabin Awards”).

Thirty percent (30%) of the RSUs will vest on December 31, 2019, thirty percent (30%) will vest on December 31, 2020, and the remaining forty (40%) percent will vest on December 31 2021, subject to Mr. Rabin’s continued employment with the Company through the applicable vesting date; provided, if Mr. Rabin’s employment is terminated by the Company without “cause” (and not due to his death or disability) or by him for “good reason,” then any unvested portion of the RSUs will accelerate and become fully vested on the date of termination. Any vested RSUs will be settled through the issuance of common stock.

Thirty-three and a third percent (33.33%) of the PSUs will vest on each of December 31, 2019, 2020 and 2021. The PSUs will vest based on the Company’s selling, general and administrative (SG&A) expenses being below a certain target amount for each fiscal year in which the PSUs are scheduled to vest, in all events, subject to Mr. Rabin’s continued employment with the Company; provided that, if Mr. Rabin’s employment is terminated by the Company without “cause” (and not due to his death or disability) or by him for “good reason” then any unvested portion of the PSUs with respect to periods not yet ending before the date of termination will become fully vested on the date of termination. Any vested PSUs will be settled through the issuance of common stock.

In the event of the termination of Mr. Rabin’s employment due to his death or disability, any unvested RSUs that would have vested within one (1) year from the date of termination of the employment agreement will vest upon the date of termination, and any remaining unvested RSUs and PSUs will be forfeited immediately for no consideration. Upon a change in control of the Company, all of Mr. Rabin’s unvested RSUs will vest immediately.

Upon a termination of Mr. Rabin’s employment without cause or a resignation by Mr. Rabin for good reason, in addition to acceleration of the RSUs and PSUs as described above, the Company will provide Mr. Rabin with (i) an amount equal to two times Mr. Rabin’s base salary, which will be payable pursuant to the Company’s standard payroll procedures for twenty-four months;  (ii) any annual bonus earned but unpaid for a prior year, payable in full in a lump sum payment; (iii) a pro-rata portion of the EBITDA Bonus for the fiscal year in which Executive’s termination occurs based on actual results for such year, payable at the time the EBITDA Bonus would have been paid if Executive’s employment had not terminated; (iv) a Leverage-Based Bonus based on actual achievement as of December 31st of the year of termination of employment, payable at the time the Leverage-Based Bonus would have been paid if Executive’s employment had not terminated; (v) the full cost of COBRA continuation coverage for Mr. Rabin and his eligible dependents until the earlier of (a) when Mr. Rabin becomes eligible for coverage under another employer’s health plan, or (b) twenty-four (24) months following the date of termination of Mr. Rabin’s employment.

The Rabin Agreement provides for a perpetual confidentiality covenant, a 12‑month post-employment non-compete and a 12‑month post-employment employee non-solicit.

Anurup S. Pruthi Employment Agreement

Effective November 5, 2018, we entered into an employment agreement with Anurup S. Pruthi in connection with our employment of Mr. Pruthi as our Chief Financial Officer (the “Pruthi Agreement”). The Pruthi Agreement provides that Mr. Pruthi will be employed for a term beginning on November 5, 2018 and ending December 31, 2021 (subject to earlier termination as specified therein). The Pruthi Agreement provides for Mr. Pruthi to receive an annual base salary of not less than $650,000 per year and for certain other benefits consistent with those provided to other senior executives of the Company. The Pruthi Agreement provides for a cash signing bonus of $250,000, travel allowance of $1,500 per month during the term, and legal fees in connection with the negotiation and drafting of the Pruthi Agreement up to $15,000. In addition, Mr. Pruthi is eligible to receive an annual cash bonus of up to 100% of his annual base salary, subject to the achievement of the applicable performance goals (the “Pruthi Bonus”); provided that for calendar years 2018 and 2019, the Pruthi Bonus will be equal to at least 100% of Mr. Pruthi’s base salary.

The Pruthi Agreement provided for an inducement grant of 600,000 RSUs with respect to our common stock (the “Pruthi Award”, together with the Rabin Awards, the “Inducement Awards”).

The RSUs will vest in one-third increments on each of the first three anniversaries of the effective date of the Pruthi Agreement; subject to Mr. Pruthi’s continued employment through the applicable vesting date; provided, if Mr. Pruthi’s employment is terminated by the Company without “cause” (other than due to death or disability) or by Mr. Pruthi for “good reason,” then any unvested portion of the RSUs will accelerate and become fully vested on the date of termination. Any vested RSUs will be settled through the issuance of common stock. Upon a change in control of the Company, all of Mr. Pruthi’s unvested RSUs will vest immediately.

Upon the termination of Mr. Pruthi’s employment without cause or a resignation by Mr. Pruthi for good reason, in addition to acceleration of the RSUs as described above, subject to the execution and non-revocation of a general release and covenant not to sue, the Company will provide Mr. Pruthi with (i) an amount equal to Mr. Pruthi’s base salary, which will be payable pursuant to the Company’s standard payroll procedures for twelve months;  (ii) any annual bonus earned but unpaid for a prior year, payable in full in a lump sum payment; (iii) in the event that such resignation or termination occurs following the Company’s first fiscal quarter of any year, a pro-rata portion of the Bonus for the fiscal year in which Executive’s termination occurs based on actual results for such year, payable at the time the Bonus would have been paid if Executive’s employment had not terminated; (iv) the full cost of COBRA continuation coverage for Mr. Pruthi and his eligible dependents until the earlier of (a) when Mr. Pruthi becomes eligible for coverage under another employer’s health plan, or (b) eighteen (18) months following the date of termination of Mr. Pruthi’s employment. Upon a termination of Mr. Pruthi’s employment for any reason upon the expiration of the term of the Pruthi Employment Agreement whereby the Company has not agreed to extend the Pruthi Agreement or offered Mr. Pruthi an employment agreement on equal or greater aggregate financial terms, then, subject to the expiration and non-revocation of a general release and a covenant not to sue, the Company will pay Mr. Pruthi an amount equal to twelve (12) months of his base salary, which will be payable in full in a lump sum cash payment to be made to Mr. Pruthi on a date that is thirty days following the date of termination. The Company will also pay Mr. Pruthi the earned annual bonus for the fiscal year ending December 31, 2021.

The Pruthi Agreement provides for a perpetual confidentiality covenant and a 12‑month post-employment employee non-solicit.

Michael Buckley Separation Agreement

On January 28, 2016, we entered into an employment agreement with Mr. Buckley. Pursuant to the terms of the employment agreement, Mr. Buckley served as Chief Executive Officer, reporting to our Board of Directors, for an initial three year term with automatic, one year renewal terms, unless we or Mr. Buckley gave notice of non-renewal 180 days prior to the end of the then current term. The employment agreement provided that we paid Mr. Buckley an annual base salary of $600,000 and that Mr. Buckley was eligible to receive an annual bonus of up to 150% of his base salary, based on our achievement of annual EBITDA targets set by the Compensation and Stock Option Committee of the Board of Directors after consultation with Mr. Buckley.

Pursuant to his employment agreement, on January 28, 2016, we granted Mr. Buckley (i) RSUs in respect of 433,764 shares of common stock (the “Buckley RSU Award”) and (ii) PSUs in respect of 347,011 shares of common stock that are to be earned over a three-year performance period subject to Mr. Buckley’s continuous employment (the “Buckley PSU Award”). The Buckley RSU Award vested in annual installments over a three year period with the first installment vesting on December 31, 2016, subject to Mr. Buckley’s continued employment through the applicable vesting dates.

Effective October 29, 2018, the Company entered into a separation and release agreement with Mr. Buckley, pursuant to which Mr. Buckley resigned as a member of the Board of Directors and from all positions with us and any of our subsidiaries. Pursuant to this separation agreement, Mr. Buckley received (i) continuation of his base salary due under his employment agreement through December 31, 2018, (ii) a lump sum cash payment of $200,000 to be paid as soon as practicable following October 29, 2018, (iii) full payment towards the cost of COBRA continuation coverage for himself and any covered dependents for 18 months following October 29, 2018 (unless he becomes eligible to receive substantially similar coverage from another employer), (iv) accelerated vesting of 144,588 RSUs and (v) accelerated vesting of 150,000 PSUs.

Bob Ross Separation Agreement

Mr. Ross’s employment with us was subject to an employment agreement that we entered into on January 30, 2017. Mr. Ross ceased to serve as Chief Financial Officer of the Company, effective November 5, 2018. Mr. Ross remained an employee of the Company until January 4, 2019.

On April 9, 2019, the Company and Mr. Ross entered into a separation agreement and release, effective as of April 16, 2019 (the “Ross Separation Agreement”), whereby Mr. Ross will receive certain separation payments and includes customary waiver and release provisions. The entry into the Separation Agreement effectively terminated the employment agreement, dated as of January 30, 2017 previously entered into by and between the Company and Mr. Ross (the “Ross Employment Agreement”).

Pursuant to the Ross Separation Agreement, Mr. Ross resigned from all positions with the Company and any of its subsidiaries effective as of January 4, 2019. Pursuant to the Ross Separation Agreement, Mr. Ross received (i) the continuation of his base salary due under the Ross Employment Agreement through January 4, 2020,  (ii) a lump sum cash payment of $10,000 as reimbursement for legal fees incurred in connection with the Ross Separation Agreement, (iii) the full payment towards the cost of COBRA continuation coverage for himself and any covered dependents for 18 months following January 4, 2019 (unless he becomes eligible to receive substantially similar coverage from another employer) and (iv) accelerated vesting of 133,333 RSUs.

Change in Control – Stock Incentive Plan

In the event of a change in control under our 2016 Stock Incentive Plan, the Board of Directors or the Compensation Committee has the discretion to accelerate vesting on all or any portion of a particular outstanding award if nor provided for in the award agreement.

Potential Payments Upon Termination or Change in Control

See “Executive Compensation— Employment Contracts and Termination of Employment and Change in Control Arrangements” above.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance as of December 31, 2018, which includes the 2016 Stock Incentive Plan, the Amended and Restated 2004 Stock Incentive Plan of the Company (the “Amended and Restated Plan”), the Inducement Awards. We amended our 2016 Stock Incentive Plan to increase the reservation of the total shares available for issuance under the 2016 Stock Incentive Plan to 12,725,963 shares of common stock, which plan amendment became effective as of October 29, 2018.

We stopped granting awards under the Amended and Restated Plan in 2016 after the adoption of the 2016 Stock Incentive Plan.

			Number of securities
			remaining available for
			future issuance under
	Number of securities to be	Weighted-average	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2016 Stock Incentive Plan	2,346,293	$4.18	8,435,562
Amended and Restated Plan	444	$11.40	N/A	(1)
Inducement Awards	5,200,000	—	—
	7,546,737	$4.19	8,435,562

(1)	While there are shares available, we no longer grant awards under this plan as discussed above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Review and Approval of Related Party Transactions

Our Audit Committee charter provides that our Audit Committee must review and approve all transactions to which the Company is a participant and in which our executive officers, directors, director nominees or principal stockholders or other related persons have a material interest, to the extent that disclosure would be required under Item 404 of Regulation S-K. We believe that this policy requiring that any material transaction between us and such related parties be approved by our Audit Committee ensures that such transactions are on terms no less favorable to us than reasonably could have been obtained in arm’s-length transactions with independent third parties. Our related party transactions entered into between January 1, 2018 and the date of this Proxy Statement, all of which were previously approved by our Audit Committee, are described below.

Reportable Related Party Transactions

Agreements with Present and Former Officers,  Directors and Their Families

Jason Rabin

On October 29, 2018, we entered into the Rabin Agreement in connection with our employment of Mr. Rabin as our Chief Executive Officer. See “Item 11. Executive Compensation—Employment Contracts and Termination of Employment and Change in Control Arrangements” above for a description of the material terms of the Rabin Agreement.

Arthur Rabin

Arthur Rabin, the father of Jason Rabin, our Chief Executive Officer and member of our Board of Directors, is our President of Sourcing. Mr. Rabin has been employed by us since the GBG Acquisition and prior to that, he was employed by GBG. Mr. Rabin is employed by us as an at-will employee at an annual salary of $1,000,000 and is entitled to participate in all company sponsored employee benefits consistent with other senior executives with similar titles. Consistent with this participation, in the third quarter of fiscal 2019, Mr. Rabin was awarded a grant of 125,000 RSUs that vest in equal yearly installments on June 1, 2020, June 1, 2021 and June 1, 2022, respectively, and 125,000 PSUs that vest on June 1, 2022, subject to performance metrics applied to other senior executives.

Anurup S. Pruthi

On October 30, 2018, we entered the Pruthi Agreement in connection with our employment of Mr. Pruthi as our Chief Financial Officer. See “Item 11. Executive Compensation—Employment Contracts and Termination of Employment and Change in Control Arrangements” above for a description of the material terms of the Pruthi Agreement.

Andrew Tarshis

On October 29, 2018, we entered into a consulting agreement with Andrew Tarshis, former director of the Company, and an employee of Tengram Capital Partners (as defined below), pursuant to which Mr. Tarshis is entitled to receive $25,000 a month, for a fixed term of 36 months. This consulting agreement was terminated in connection with Mr. Tarshis’ appointment as an employee, as described below. In connection with entering the consulting agreement, the Company granted Mr. Tarshis 150,000 RSUs that vest in equal 75,000 unit annual installments on October 29, 2019 and October 29, 2020.  Under the terms of the consulting arrangement, the Company paid to Mr. Tarshis $175 thousand during fiscal 2019 for services under the consulting agreement until its termination.

On June 8, 2019, we, through our operating subsidiary Centric Brands Holdings LLC entered into an employment offer letter with Andrew Tarshis in connection with our employment of Mr. Tarshis as our Executive Vice President, General Counsel (the “Tarshis Agreement”). The Tarshis Agreement provides that Mr. Tarshis will be employed for a term beginning on June 24, 2019 (the “Tarshis Effective Date”) and ending June 24, 2022, subject to earlier termination as specified in the Tarshis Agreement (such term of employment, the “Term”).  If Mr. Tarshis remains an employee of us following expiration of the Term and the Tarshis Agreement is not extended, Mr. Tarshis will be an employee “at will.” The Tarshis Agreement provides for Mr. Tarshis to receive an annual base salary of $600,000 per year and for certain other benefits consistent with those provided to other employees of us. Also, we agreed to reimburse Mr. Tarshis for the cost of obtaining COBRA coverage during the period prior to his eligibility for our health plan.  The Tarshis Agreement provides for a travel allowance of $1,500 per month during the Term.  In addition, Mr. Tarshis is eligible to receive an annual cash bonus with a target of 60% of his annual base salary, subject to the achievement of the applicable performance goals (the “Bonus”); provided that for calendar year 2019, the Bonus will be prorated.

The Tarshis Agreement provides for a grant of 250,000 RSUs with respect to our common stock, $0.10 par value (“Common Stock”) under the 2016 Stock Incentive Plan and subject to the terms and conditions as provided in the 2016 Stock Incentive Plan and an RSU award agreement to be entered into between us and Mr. Tarshis.

The RSUs will vest in one-third increments on each of the first three anniversaries of the Tarshis Effective Date; subject to Mr. Tarshis’s continued employment through the applicable vesting date; provided, if Mr. Tarshis’s employment is terminated by us without “cause” or due to death or “permanent disability” or by Mr. Tarshis for “good reason” (each such term as defined in the Tarshis Agreement), then any unvested portion of the RSUs will accelerate and become fully vested on the date of termination. Any vested RSUs will be settled through the issuance of Common Stock.

Upon a termination of Mr. Tarshis’s employment without cause or a resignation by Mr. Tarshis for good reason (as such terms are defined in the Tarshis Agreement), in addition to acceleration of the RSUs as described above, subject to the execution and non-revocation of a general release, we will provide Mr. Tarshis with (i) an amount equal to twelve months of Mr. Tarshis’ base salary; (ii) an annual bonus for the calendar year in which the termination occurs; and (iii) the full cost of COBRA continuation coverage for Mr. Tarshis for twelve (12) months following the date of termination of Mr. Tarshis’s employment.

The Tarshis Agreement provides for a perpetual non-solicitation provision, pursuant to which Mr. Tarshis agrees, among other things, not to hire or solicit employees, customers, suppliers and potential customers of the Company.

Employment Agreements with Former Officers

The Company entered into employment agreements with Mr. Buckley, our former Chief Executive Officer and Bob Ross, our former Chief Financial Officer.  On October 29, 2018, the Company entered into a separation and release agreement with Mr. Buckley, pursuant to which Mr. Buckley resigned as a director on the Board of Directors and from all positions with us and any of our subsidiaries.  Pursuant to this separation agreement, Mr. Buckley received (i) continuation of his base salary due under his employment agreement through December 31, 2018, (ii) a lump sum cash payment of $200,000 to be paid as soon as practicable following October 29, 2018, (iii) full payment towards the cost of COBRA continuation coverage for himself and any covered dependents for 18 months following October 29, 2018 (unless he becomes eligible to receive substantially similar coverage from another employer), (iv) accelerated vesting of 144,588 RSUs and (v) accelerated vesting of 150,000 PSUs.

On April 9, 2019, the Company and Mr. Ross entered into the Ross Separation Agreement. Pursuant to the Ross Separation Agreement, Mr. Ross resigned from all positions with the Company and any of its subsidiaries effective as of January 4, 2019. Pursuant to the Ross Separation Agreement, Mr. Ross received (i) the continuation of his base salary due under the Ross Employment Agreement through January 4, 2020, (ii) a lump sum cash payment of $10,000 as reimbursement for legal fees incurred in connection with the Ross Separation Agreement, (iii) the full payment towards the cost of COBRA continuation coverage for himself and any covered dependents for 18 months following January 4, 2019 (unless he becomes eligible to receive substantially similar coverage from another employer) and (iv) accelerated vesting of 133,333 RSUs of the Company.

RG Stock Purchase Agreement

In connection with the RG Merger, we entered into the RG Stock Purchase Agreement with TCP Denim, LLC, one of our significant stockholders, pursuant to which we issued and sold to TCP Denim, LLC an aggregate of 50,000 shares of the Series A Preferred Stock, for an aggregate purchase price of $50 million in cash (the “RG Stock Purchase

Agreement”). Under the form of certificate of designation for the Series A Preferred Stock, each share of Series A Preferred Stock entitled the holder thereof to receive cumulative cash dividends, payable quarterly, at an annual rate of 10%, plus accumulated and accrued dividends thereon through such date. Additionally, if our Board of Directors declared or paid a dividend on the common stock, then each holder of the Series A Preferred Stock would have been entitled to receive a cash dividend on an as-converted basis.

Each holder of the Series A Preferred Stock was entitled to vote on an as-converted basis and together with the holders of common stock as a single class, subject to certain limitations. For so long as a to-be-determined percentage of the shares of the Series A Preferred Stock were outstanding, the holders of the Series A Preferred Stock, exclusively and as a separate class, were entitled to elect three members of the board of directors, each of whom may only be removed without cause by the affirmative vote of the holders of a majority of the shares of Series A Preferred Stock. The holders of the Series A Preferred Stock had separate class voting rights with respects to certain matters affecting their rights. Upon any liquidation event, holders of the Series A Preferred Stock were entitled to receive the greater of the liquidation preference on the date of determination and the amount that would be payable to the holders of the Series A Preferred Stock had such holders converted their shares of Series A Preferred Stock into shares of common stock immediately prior to such liquidation event. Each share of the Series A Preferred Stock was convertible, at the option of the holder thereof, at any time and without the payment of additional consideration by the holder, at an initial conversion price of $11.16 (after taking into account the Reverse Stock Split (as defined below)). All of the outstanding Series A Preferred Stock was converted into shares of our common stock in accordance with its terms on October 29, 2018. See “Agreements Related to the GBG Acquisition—Conversion” below.

Registration Rights Agreement

On January 28, 2016, we entered into a registration rights agreement (the “Tengram Registration Rights Agreement”) with TCP Denim, LLC and certain of its affiliates, who are one of our significant stockholders, the noteholders party to the Rollover Agreement and Michael Buckley, our former Chief Executive Officer. Pursuant to the Tengram Registration Rights Agreement, and subject to certain limitations described therein, we are required to provide certain demand and piggyback registration rights to the parties to the Tengram Registration Rights Agreement. In particular, if demanded, we are required to prepare and file a registration statement on Form S‑1 or S‑3 (or any similar form or successor thereto) for the registration under the Securities Act of shares of our common stock issued to the parties to the Tengram Registration Rights Agreement. The Tengram Registration Rights Agreement was amended on October 29, 2018, in connection with the consummation of the GBG Acquisition.

Payments to Tengram Capital Partners, LP

From time to time, the Company reimburses Tengram Capital Partners, LP (“TCP”), an entity that is affiliated with one of the Company’s largest stockholders, for certain travel and other related expenses of its employees related to services performed on the Company’s behalf and at the Company’s request. For the year ended December 31, 2018, the Company incurred expenses of $5.5 million related to reimbursement of expenses, which included (i) a one time, non-recurring payment of $5 million paid in connection with services performed by TCP and its affiliates on behalf of the Company related to the GBG Acquisition, and (ii) $469 thousand of out of pocket expenses and travel reimbursement related to the GBG Acquisition. For the year ended December 31, 2017, the Company incurred expenses of $62 thousand related to reimbursement of expenses. For fiscal 2019 through the date of this Proxy Statement, the Company incurred expenses of $70 thousand related to reimbursement of expenses.  TCP does not receive any other compensation from the Company.

From time to time, beginning in the third quarter of fiscal 2019, the Company has entered into informal consulting arrangements with certain employees of TCP on an individual basis (the “TCP Employees”), pursuant to which the TCP Employees provide financial and other consulting services at the request of the Company. For certain transaction related services related to the GBG Acquisition, TCP Employees were also issued 200,000 shares of RSUs, in the aggregate, vesting over a two year period. The Company has paid TCP Employees approximately $50 thousand for services under these consulting arrangements and approximately $28 thousand related to reimbursement of expenses for fiscal 2019 to date.

July 2016 Tengram Financing

On July 18, 2016 we issued the following to one of our significant stockholders, Tengram Capital Partners Fund II, L.P. (“Tengram Fund II”): (i) a warrant for the purchase of 500,000 shares of our common stock at an exercise price of $3.00 per share; and (ii) a convertible promissory note in an original principal amount of $13.0 million convertible into up to 4,500,000 shares of our newly issued Class A‑1 Preferred Stock bearing interest at the rate of 3.75% per annum and which matured on January 18, 2018 (the “SWIMS Convertible Note”). On such date, the SWIMS Convertible Note automatically converted into 4,587,964 newly issued shares of our Series A‑1 Preferred Stock, at a conversion price of $3.00 per share. Upon the issuance of such shares of Series A‑1 Preferred Stock by us to Tengram II, the SWIMS Convertible Note was settled in its entirety.

On October 29, 2018, all 4,587,964 shares of the Company’s  Series A‑1 Preferred Stock were converted at the election of the holders thereof into 4,951,177 newly issued shares of common stock in accordance with the terms of the Series A‑1 Preferred Stock. See “Agreements Related to the GBG Acquisition—Conversion” below.

Agreements Related to the GBG Acquisition

The 2024 Convertible Notes

On October 29, 2018, we issued convertible promissory notes (the “2024 Convertible Notes”) in an aggregate principal amount of $25.0 million to funds managed by GSO and funds managed by BTO (collectively, the “GSO/BTO Affiliates”). The 2024 Convertible Notes are convertible at the holder’s option beginning on or after October 29, 2019 until the earlier to occur of (x) repayment in full of all principal and interest outstanding under the Second Lien Credit Agreement and (y) October 29, 2024 (such earlier date, the “2024 Convertible Note Maturity Date”), into shares of our common stock at a conversion price of $8.00 per share, subject to adjustment. The 2024 Convertible Notes did not initially bear interest. From and after April 29, 2019, the 2024 Convertible Notes bore interest at the rate of 12.0% per annum. From and after October 29, 2019, the 2024 Convertible Notes bear interest at the rate of 16.0% per annum. Interest payments are due each January 31, April 30, July 31, and October 31. To the extent that we are unable to pay cash interest on the 2024 Convertible Notes on an interest payment date because of restrictions in our credit agreements or our other debt agreements, an amount equal to the unpaid interest then due shall be added to the principal amount of the 2024 Convertible Notes.

From and after October 29, 2018 until October 29, 2019, upon consummation of any sales of common stock by us for cash, we had the right, on at least ten (10) days’ prior written notice to the holder of a 2024 Convertible Note, prepay such 2024 Convertible Note in whole but not in part solely with the net proceeds of such sale of common stock in an amount equal to the greater of (x) the principal amount of such 2024 Convertible Note, together with accrued interest through and including the date of prepayment, or (y) the value equal to (i) the number of shares of common stock that would be received upon conversion of such 2024 Convertible Note on the repayment date multiplied by the market value of the common stock as of such date, plus (ii) any accrued but unpaid interest that has not been added to the principal amount of such 2024 Convertible Note on the date of such prepayment (such greater amount, the “Prepayment Amount”). Also, the 2024 Convertible Notes are prepayable in whole but not in part at the Prepayment Amount: (A) from October 29, 2019 through October 29, 2021 only upon a change in control or a liquidation of us, or (B) from October 29, 2021 until the 2024 Convertible Note Maturity Date, in each case on at least ten (10) days’ prior written notice to the holder.

Additionally, the GSO/BTO Affiliates are parties to the Second Lien Term Loan Facility as described in Item 7 of our Annual Report on Form 10‑K for the year ended December 31, 2018.

The Private Placement

On October 29, 2018,  we completed a private placement of 10,000,000 shares of common stock to certain members of management, including Jason Rabin, our CEO, to affiliates of Ares Capital Corporation and to funds managed by GSO/BTO at $8.00 per share for total consideration of $80.0 million in cash, of which $25.0 million was received from each of the funds managed by GSO/BTO (in the aggregate) and Jason Rabin. Additionally, in connection with and in consideration of funds managed by GSO/BTO entering into the Second Lien Term Facility and providing loans to us thereunder, we issued to funds managed by GSO/BTO 23,094,501 shares of common stock for no additional consideration in a private placement (together, the “Private Placement”).

Stockholder Agreement

On October 29, 2018, TCP Denim, LLC, Tengram Capital Partners Fund II, L.P., Tengram Capital Partners Gen2 Fund, L.P., Tengram Capital Associates, LLC and RG II Blocker, LLC (collectively, with TCP Denim, LLC, Tengram Capital Partners Fund II, L.P., Tengram Capital Partners Gen2 Fund, L.P. and Tengram Capital Associates, LLC, the “Tengram Stockholders”) entered into a stockholder agreement (the “Stockholder Agreement”) by and among the Tengram Stockholders, the Company, the GSO/BTO Affiliates, (together with the Tengram Stockholders, the “Stockholders”). The Stockholder Agreement contains a number of agreements and restrictions with respect to our securities held by the Stockholders and our obligations.

Pursuant to the Stockholder Agreement, our Board of Directors will have eight members. For so long as the Tengram Stockholders beneficially own (i) at least 50% of the shares held by the Tengram Stockholders on a fully diluted basis as of October 29, 2018, the Tengram Stockholders may nominate two directors to our Board of Directors; and (ii) at least 5% of the shares held by the Tengram Stockholders on a fully diluted basis as of October 29, 2018, the Tengram Stockholders may nominate one director to our Board of Directors. The Tengram Stockholders appointed directors are Mr. Eby and Mr. Sweedler (collectively, with their respective successors and replacements, the “Tengram Directors”). Similarly, for so long as the GSO/BTO Affiliates beneficially own (i) at least 50% of the shares held by the GSO/BTO Affiliates on a fully diluted basis as of October 29, 2018, GSO Capital Partners LP (on behalf of the GSO/BTO Affiliates) may nominate two directors to our Board of Directors; and (ii) at least 5% of the shares held by the GSO/BTO Affiliates on a fully diluted basis as of October 29, 2018, GSO Capital Partners LP (on behalf of the GSO/BTO Affiliates) may nominate one director to our Board of Directors. The GSO/BTO Affiliates appointed directors are Randall Kessler and Robert Petrini (collectively, with their respective successors and replacements, the “GSO Directors”). The Stockholders also agreed to cause the removal of the GSO Directors upon the request of GSO Capital Partners LP and the Tengram Directors upon the request of the Tengram Stockholders. Upon the written request of the Tengram Stockholders to GSO (on behalf of the GSO/BTO Affiliates) or to the Tengram Stockholders, respectively, to remove one of our independent directors, the Stockholders will use their best efforts to cause such independent director to be removed as one of our directors.

Subject to the qualifications discussed below, the Nominating and Governance Committee will consist of one member appointed by the Tengram Stockholders, one member appointed by GSO Capital Partners LP (on behalf of the GSO/BTO Affiliates), and one independent director. For so long as the Tengram Stockholders beneficially own at least 5% of the outstanding shares of our common stock on a fully diluted basis held by the Tengram Stockholders as of October 29, 2018, the Tengram Stockholders may nominate one member of the Nominating Committee. For so long as the GSO/BTO Affiliates beneficially own at least 5% of the outstanding shares of common stock of the Company on a fully diluted basis held by the GSO/BTO Affiliates as of October 29, 2018, GSO Capital Partners LP (on behalf of the GSO/BTO Affiliates) may nominate one member of the Nominating Committee.

The Stockholders agreed that they will not support the election of any independent director unless that individual is mutually acceptable to the Tengram Stockholders and the GSO/BTO Affiliates and to support the election of our Chief Executive Officer to the Board of Directors.

The Stockholders also agreed that, prior to the “Restriction Expiration Time,” which is defined as the earliest to occur of October 29, 2020, the date of a change of control of the Centric Brands Inc. and otherwise by agreement between us and the Stockholders, subject to certain limited exceptions described in the Stockholder Agreement, the Stockholders may not transfer their shares of common stock or securities convertible into common stock (the “Restriction Shares”) or enter into voting arrangement or grant a proxy on their Restriction Shares other than in accordance with the Stockholder Agreement.

The Tengram Stockholders also granted each of Ares Capital Corporation (“Ares”) and HPS Investment Partners, LLC a lockup on the Tengram Stockholders’ holdings of common stock prior to the Restriction Expiration Time, subject to certain limited exceptions described therein.

The Stockholders agreed to grant the other Stockholders a binding right of first offer on the sale of their holdings of common stock until October 29, 2020 (subject to certain limited exceptions). Also, the Stockholders agreed to give the Company prior written notice of the transfer of Restricted Securities prior to certain transfers of such Restricted Securities.

Registration Rights Agreement

On October 29, 2018, in connection with the GBG Acquisition, we entered into a registration rights agreement with the GSO/BTO Affiliates (the “GSO RRA”). Also on such date, we entered into a registration rights agreement with Ares and its certain of its affiliates (the “Ares RRA”, and, together with the GSO RRA, the “RRAs”). Pursuant to the RRAs, and subject to the limitations described therein, the Company will provide certain demand and piggy back registration rights with respect to shares of our common stock (or securities convertible into common stock) held by the GSO/BTO Affiliates and by Ares and its affiliates who hold our securities.

Additionally, pursuant to Jason Rabin’s subscription agreement with us to purchase common stock in the Private Placement, dated as of October 29, 2018, we agreed to provide certain piggy back registration rights with respect to shares of common stock (or securities convertible into common stock) held by Mr. Rabin.

Conversion

On October 29, 2018, (i) fifty thousand (50,000) shares of the Company’s  Series A Preferred Stock were converted at the election of the holders hereof into 5,852,142 shares of common stock in accordance with the terms of the Series A Preferred Stock, and (ii) 4,587,964 shares of the Company’s  Series A‑1 Preferred Stock were converted at the election of the holders thereof into 4,951,177 shares of common stock in accordance with the terms of the Series A‑1 Preferred Stock (such conversions, the “Conversion”).

Management Incentive Plan

On October 29, 2018, we entered into a letter agreement with the GSO/BTO Affiliates (the “MIP Letter”). Under the MIP Letter, we agreed to create a new stock incentive compensation plan for the amount of 1,776,500 shares of our common stock (the “MIP Plan”), which will be allocated by a Special Committee of the Board of Directors in accordance with the Stockholder Agreement (such shares of common stock, the “Special Equity Allocation Pool”). On October 3, 2019, we entered into an amendment (the “MIP Amendment”) to the MIP Letter. Pursuant to the MIP Amendment, we agreed to reserve 1,776,500 shares (the “MIP Shares”) of Common Stock under the 2016 Stock Incentive Plan, which will be allocated by a Special Committee of the Board in accordance with the Stockholder Agreement. If the MIP Shares were not awarded by October 29, 2019, or any awards of the MIP Shares are forfeited, cancelled, terminated or expired at any time, the equivalent amount of shares of Common Stock shall be delivered to the investors party to the Letter Agreement.

Director Independence

See “Corporate Governance Matters—Director Independence” above.

REPORT OF THE AUDIT COMMITTEE

In accordance with the written charter of the Audit Committee, as amended and restated by our Board of Directors on October 25, 2018, the Audit Committee assists the Board of Directors in overseeing the quality and integrity of our accounting, auditing, and financial reporting practices. In addition, the Audit Committee recommends to the full Board of Directors the selection of the independent auditors. The Audit Committee’s function is one of oversight, recognizing that the Company’s management is primarily responsible for the Company’s financial statements as well as the Company’s financial reporting processes, principles and internal controls, and that the Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, issuing a report relating to its audit and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles. CohnReznick LLP (“CohnReznick”) audited our consolidated financial statements for the fiscal year ended December 31, 2018 and included a report thereon in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2018.

Currently, all Audit Committee members are “independent” under Nasdaq listing standards and as such term is defined in the rules and regulations of the SEC, and Mr. Savage has also been designated to be an “audit committee financial expert” as such term is defined in the rules and regulations of the SEC.

In performing its oversight function, the Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2018, with management and CohnReznick. The Audit Committee also discussed with CohnReznick all matters required by the standards of the Public Company Accounting Oversight Board, including those described in Auditing Standard No. 1301,  Communications with Audit Committees, and, with and without management present, discussed and reviewed the results of CohnReznick’s examination of the financial statements.

The Audit Committee obtained from the independent auditors a formal written statement required by the applicable requirements of the Public Company Accounting Oversight Board regarding CohnReznick’s independence and discussed such independence with CohnReznick.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2018  for filing with the SEC.

The Audit Committee has selected CohnReznick as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and has asked the stockholders to ratify the appointment.

The Audit Committee:

Kent Savage, Chairman of the Audit Committee

Glenn Krevlin

Walter McLallen

The information in this report of the Audit Committee shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C as promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act. The information in this report of the Audit Committee also shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of November 7, 2019 concerning beneficial ownership, as that term is defined in Rule 13d‑3 of the Exchange Act, of common stock held by (1) each person or entity known by us to beneficially own more than 5% of our outstanding common stock, (2) each of our directors and nominees for election as a director, (3) each of our named executive officers, and (4) all of our directors and executive officers as a group. The information as to beneficial ownership has been furnished by our respective common stockholders, directors and executive officers, and, unless otherwise indicated, to our knowledge, each of our common stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Pursuant to the rules of the SEC, certain shares of our common stock that a beneficial owner set forth in this table has a right to acquire within 60 days of the date hereof (pursuant to the exercise of options or warrants for the purchase of shares of common stock) are deemed to be outstanding for the purpose of computing the percentage ownership of that owner, but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table. Percentages are calculated based on 58,738,513 shares of common stock outstanding (excluding treasury shares) as of October 29, 2019. The address for the officers and directors (current or former) is our corporate office located at 350 Fifth Avenue, 6th Floor, New York, NY 10118.

	Number of Shares		Percentage of
	Beneficially		Common
Beneficial Owner	Owned		Stock
5% Stockholders (Excluding Directors and Officers)
Entities affiliated with Tengram Capital Partners, L.P.	12,821,093	(1)	21.6%
Funds Managed by GSO Capital Partners, LP or Blackstone Tactical Opportunities Advisors LLC	26,219,501	(2)	44.6%
Entities Affiliated with Ares Capital Corporation	3,125,500	(3)	5.3%
Directors and Officers (including all Named Executive Officers)
Michael Buckley	865,858	(4)	1.5%
Former Chief Executive Officer
Jason Rabin	4,754,666	(5)	7.9%
Chief Executive Officer
Anurup Pruthi	200,000	(6)	*
Chief Financial Officer
Bob Ross	294,414	(7)	*
Former Chief Financial Officer
Andrew Tarshis	51,521	(8)	*
Executive Vice President, General Counsel
William Sweedler	12,830,152	(9)	21.7%
Director, Chairman of the Board
Matthew Eby	12,830,151	(10)	21.7%
Director
Walter McLallen	162,619	(11)	*
Director
Kent Savage	120,604	(12)	*
Director
Glenn Krevlin	192,780	(13)	*
Director
Randall Kessler	—	(14)	*
Director
Robert Petrini	—	(15)	*
Director
All directors and executive officers, as a group (10 persons)(15)	18,321,400	(16)	30.1%

*Represents beneficial ownership of less than 1%.

(1)

This information as to beneficial ownership is based on Schedule 13D filed on February 8, 2016, as amended on May 10, 2017, July 21, 2017, February 2, 2018 and November 2, 2018, filings on Form 4 and other information provided to the Company, in each case, by and on behalf of TCP RG, LLC, TCP Denim, LLC, Tengram Capital Partners Gen2 Fund, L.P. (“Tengram I”), Tengram Capital Partners Fund II, L.P. (referred to elsewhere as “Tengram II”), Tengram Capital Associates, LLC (“TCA”), Tengram Capital Associates II, LLC (“TCA II”), Matthew Eby and William Sweedler. These shares include: (i) 5,852,142 shares of common stock held directly by TCP Denim, LLC;  (ii) a warrant owned by Tengram Fund II for the purchase of 500,000 shares of common stock at an exercise price of $3.00 per share (subject to adjustment);  (iii) 4,951,177 shares of common stock held by Tengram Fund II;  (iv) 1,363,306 shares of common stock held directly by Tengram Fund I; (v) 112,559 shares of common stock held directly by TCA; and (vi) 41,909 shares of common stock held directly by RG II Blocker, LLC. TCP Denim, LLC is managed by its sole member, Tengram Fund II. TCA is the general partner of Tengram Fund I and the manager of RG II Blocker LLC, and TCA II is the general partner of Tengram Fund II. Matthew Eby and William Sweedler, as the co-managing members of TCA and TCA II, may be deemed to share voting and dispositive power of the above 7,608,681 shares of common stock. The address of each of the entities mentioned in this footnote is c/o Tengram Capital Partners, 15 Riverside Avenue, First Floor, Westport, CT 06880.

(2)

This information as to beneficial ownership is based on Schedule 13D filed on November 8, 2018 by GSO Capital Opportunities Fund III LP, GSO CSF III Holdco LP, GSO Credit Alpha II Trading (Cayman) LP, GSO Harrington Credit Alpha Fund (Cayman) L.P., GSO Aiguille des Grands Montets Fund II LP, GSO Capital Opportunities Associates III LLC, GSO Capital Solutions Associates III LP, GSO Capital Solutions Associates III (Delaware) LLC, GSO Credit Alpha Associates II LP, GSO Credit Alpha Associates II (Delaware) LLC, GSO Harrington Credit Alpha Associates L.L.C., GSO Holdings I L.L.C., GSO Capital Partners LP, BTO Legend Holdings (Cayman) - NQ L.P., Blackstone Family Tactical Opportunities Investment Partnership III (Cayman) - NQ - ESC L.P. (together, along with BTO Legend Holdings L.P., which serves as nominee for BTO Legend Holdings (Cayman) - NQ L.P. with respect to securities of the Issuer, BTO Holdings (Cayman) - NQ Manager L.L.C., Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P., and BTO GP – NQ L.L.C., GSO Advisor Holdings L.L.C., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings I/II GP Inc., Blackstone Holdings IV L.P., Blackstone Holdings IV GP L.P., Blackstone Holdings IV GP Management (Delaware) L.P., and Blackstone Holdings IV GP Management L.L.C., The Blackstone Group Inc., and Blackstone Group Management L.L.C., Stephen A. Schwarzman and Bennett J. Goodman. The principal business address of each is 345 Park Avenue, New York, New York 10154.

(3)

This information as to beneficial ownership is based on Schedule 13G filed on November 8, 2018, as amended on February 14, 2019, by Ares Capital Corporation, Ares Capital Management LLC, Ares Management LLC, Ares Management Holdings L.P., Ares Holdco LLC, Ares Holdings Inc., Ares Management Corporation, Ares Voting LLC, Ares Management GP LLC and Ares Partners Holdco LLC. The business address of Ares is 245 Park Avenue, 44th Floor, New York, NY 10167. The business address of each other Reporting Person is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(4)	This information as to beneficial ownership is based on a Form 4 filed on October 31, 2018 by Mr. Buckley with the SEC.
(5)

This information as to beneficial ownership is based on Schedule 13D filed on November 8, 2018 by Mr. Rabin, as amended on October 8, 2019 and November 6, 2019. This information includes 1,230,000 RSUs that will vest on December 31, 2019 and 166,666 PSUs that will vest (or are expected to vest) within 60 days of the date of this Proxy Statement.  Excludes (i) 1,230,000 RSUs that will vest on December 31, 2020,  (ii) 1,640,000 RSUs that will vest on December 31, 2021,  (iii) 333,333 PSUs that are subject to additional vesting requirements, (iv) 500,000 RSUs that will vest in equal installments on October 3, 2020, October 3, 2021 and October 3, 2022, respectively. See “Employment Contracts and Termination of Employment and Change in Control Arrangements - Jason Rabin Employment Agreement” for additional information about the terms of Mr. Rabin’s RSU and PSU grants.

(6)

This information includes 200,000 RSUs that vested on November 5, 2019.  This information excludes (i) 200,000 RSUs that will vest on November 5, 2020, and (ii) 200,000 RSUs that will vest on November 5, 2021.  See

“Employment Contracts and Termination of Employment and Change in Control Arrangements – Anurup Pruthi Employment Agreement” for additional information about the terms of Mr. Pruthi’s RSU grants.
(7)	This information includes 133,333 RSUs that vested in connection with the Ross Separation Agreement.
(8)

This information as to beneficial ownership is based on a Form 4 filed on October 31, 2019 by Mr. Tarshis with the SEC. This information excludes (i) 75,000 RSUs that will vest on October 29, 2020, and (ii) 250,000 RSUs that will vest in 1/3 equal installments on June 24, 2020, June 24, 2021 and June 24, 2022, respectively. See “Reportable Related Party Transactions - Agreements with Present and Former Officers, Directors and Their Families – Andrew Tarshis” for additional information about the terms of Mr. Tarshis’ RSU grants.

(9)

This information as to beneficial ownership is based on a Schedule 13D filed on February 8, 2016, as amended on May 10, 2017, July 21, 2017, February 2, 2018 and November 2, 2018, filings on Form 4 and other information provided to the Company. These shares include (i) 12,821,093 shares of common stock over which Mr. Sweedler may be deemed to share voting and dispositive power as the co-managing member of TCA and TCA II, as further described in Note 1, and (ii) 9,059 shares of common stock directly held by Mr. Sweedler over which he has sole voting and dispositive power.

(10)

This information as to beneficial ownership is based on a Schedule 13D filed on February 8, 2016, as amended on May 10, 2017, July 21, 2017, February 2, 2018 and November 2, 2018, filings on Form 4 and other information provided to the Company. These shares include (i) 12,821,093 shares of common stock over which Mr. Eby may be deemed to share voting and dispositive power as the co-managing member of TCA and TCA II, as further described in Note 1, and (ii) 9,058 shares of common stock directly held by Mr. Eby over which he has sole voting and dispositive power.

(11)	This information as to beneficial ownership is based upon Form 4s filed by Mr. McLallen with the SEC. This information includes 23,529 RSUs that will vest on December 31, 2019.
(12)

This information as to beneficial ownership is based upon Form 4s filed by Mr. Savage with the SEC. This information includes (i) 23,529 RSUs that will vest on December 31, 2019, (ii) 96,734 shares held for the personal account of Mr. Savage and (iii) 341 shares held for the account of Savage Interests LP. Mr. Savage is the managing member of KAS Interests GP LLC and his spouse is the managing member of CKS Interests GP, LLC. KAS Interests GP LLC and CKS Interests GP, LLC are the two general partners with voting and investment control over the shares held by Savage Interests LP. Mr. Savage disclaims beneficial ownership of such shares held for the account of Savage Interests LP except to the extent of his pecuniary interest therein.

(13)	This information as to beneficial ownership is based upon a Form 4 filed by Mr. Krevlin with the SEC. This information includes 23,529 RSUs that will vest on December 31, 2019.
(14)	This information as to beneficial ownership is based upon a Form 4 filed by Mr. Kessler with the SEC.
(15)	This information as to beneficial ownership is based upon a Form 4 filed by Mr. Petrini with the SEC.
(16)

Excludes shares of our common stock beneficially owned by Mr. Buckley, and Mr. Ross, our “named executive officers” (as defined in Item 402 of Regulation S-K) solely for SEC disclosure purposes, who are not executive officers as of November 7, 2019, and includes shares of our common stock beneficially owned by all of our executive officers as of such date, namely, Mr. Rabin, Mr. Pruthi and Mr. Tarshis. Any shares of our common stock that any director or executive officer has a right to acquire within 60 days of the date hereof are deemed to be outstanding for the purpose of computing the percentage ownership of all directors and executive officers as a group.

PROPOSAL NO. 2 — TO RATIFY THE APPOINTMENT OF COHNREZNICK AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

While the Audit Committee retains CohnReznick as our independent registered public accounting firm, the Board of Directors is submitting the selection of CohnReznick to our stockholders for ratification upon recommendation to do so by the Audit Committee and as a matter of good corporate governance.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the ratification of the selection of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2019. If the selection of CohnReznick is not ratified by affirmative vote of the majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal, the Audit Committee will review its future selection of an independent registered public accounting firm in the light of that vote result. Even if the selection of CohnReznick is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

We have been advised by CohnReznick that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board, and complies with the auditing, quality control and independence standards and rules of the Public Company Accounting Oversight Board. CohnReznick has no financial interest of any kind in the Company, except the professional relationship between auditor and client. Representatives of CohnReznick will be invited to attend the Annual Meeting. If a representative of CohnReznick does attend the Annual Meeting, the representative will have an opportunity to make a statement if he or she so chooses and will be available to respond to questions from stockholders.

Audit Fees

The table below shows the aggregate fees billed by CohnReznick, our current independent registered public accounting firm for professional services rendered in Fiscal 2018 and Fiscal 2017.

	Year ended December 31,
	2018	2017
Audit Fees (1)	$2,255,000	$434,000
Audit-Related Fees (2)	286,000	—
Tax Fees (3)	130,000	130,000
All Other Fees	—	—
Total	$2,671,000	$564,000

(1)

Audit fees consist of professional services rendered in connection with the audits of our annual financial statements set forth in our Annual Reports on Form 10‑K for the fiscal years ended December 31, 2018 and 2017, respectively, and the review of our unaudited quarterly financial statements in (i) our Quarterly Reports on Form 10‑Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018 (ii) our Quarterly Reports on Form 10‑Q for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017; and (iii) includes additional fees related to certain overages in connection with the filing of our 10-K for the fiscal year ended December 31, 2018 billed post filing.

(2)	Audit-related fees consist of fees for services performed in connection with the Company’s acquisitions and financings.
(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires the Audit Committee’s pre-approval of audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee approves such services on an on-going basis prior to the incurrence of any such audit and non-audit services. The Audit Committee pre-approved all of the audit and non-audit services rendered by CohnReznick listed above.

The Audit Committee has determined that the services provided by CohnReznick were compatible with maintaining CohnReznick’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF SELECTION OF COHNREZNICK AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

OTHER PROPOSALS

As of the date of this Proxy Statement, we are not aware of any other matters that may be presented for action at the Annual Meeting and we do not intend to bring any other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will, in the absence of contrary instructions, have discretionary authority to vote the shares represented by such proxy according to their best judgment.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC on a timely basis. Directors, officers and greater than ten percent beneficial owners are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such forms furnished to us and certain of our internal records, or upon written representations from officers, directors and greater than ten percent beneficial owners that no Form 5 was required, we believe that during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent beneficial owners were satisfied on a timely basis, except for the Form 4 filed by Mr. Robert Ross on January 30, 2018, related to the vesting of RSUs on January 1, 2018.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be included in our proxy materials for and voted on at our 2020 Annual Meeting pursuant to Rule 14a‑8 under the Exchange Act (“Rule 14a‑8”) must be received at our principal executive offices located at Centric Brands Inc., 350 Fifth Avenue, 6th Floor, New York, NY 10118 on or before June 30, 2020. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in the proxy materials for the 2020 Annual Meeting. The provisions of our Bylaws described below do not affect a stockholder’s ability to request inclusion of a proposal in our proxy materials within the procedures and deadlines set forth in Rule 14a‑8.

Additionally, pursuant to the advance notice provisions contained in our Bylaws, to bring before the 2019 Annual Meeting any business not included in the proxy materials for the 2019 Annual Meeting (including to nominate a director candidate not named in such proxy statement) outside of the procedures in Rule 14a‑8, a stockholder must (i) give timely written notice of that business to our principal executive offices located at Centric Brands Inc., 350 Fifth Avenue, 6th Floor, New York, NY 10118,  (ii) be a stockholder of record on the date of giving such notice and (iii) be entitled to vote at the 2018 Annual Meeting. To be timely, the stockholder’s notice must be given no earlier than August 7, 2020 (120 days prior to December 5, 2020, the one-year anniversary of this year’s Annual Meeting) and no later than September 6, 2020 (90 days prior to December 5, 2020). However, in the event that the date of the 2020 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary date of this year’s Annual Meeting, under the terms of our Bylaws, notice by the stockholder must be given (i) no earlier than the opening of business on the 120th day before the 2020 Annual Meeting and (ii) not later than the later of the close of business on the 90th day before the 2020 Annual Meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the 2020 Annual Meeting. In all cases, the stockholder’s notice must contain the information required by our Bylaws. For more information on director nominations made by stockholders, see “Corporate Governance Matters—Stockholder Nominations” above. A copy of the Bylaws is available upon request to: Secretary of Centric Brands Inc., 350 Fifth Avenue, 6th Floor, New York, NY 10118.

A proxy may confer discretionary authority to vote on any matter at an annual meeting if we do not receive notice of the matter within the time frames described above. The chairperson of the meeting may exclude matters that are not properly presented in accordance with the applicable SEC rules and regulations and our Bylaws.

ANNUAL REPORT

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, we incorporate by reference our 2018 Annual Report on Form 10‑K, filed with the SEC on May 16, 2019, which are also being mailed with this proxy statement to stockholders of record and beneficial owners.

Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.centricbrands.com/proxy2019, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2018 filed with the SEC will be provided to stockholders without charge upon written request directed to our Secretary at c/o Centric Brands Inc., 350 Fifth Avenue, 6th Floor, New York, NY 10118, attention: Corporate Secretary, or by calling us at +1 (646) 582‑6000. The Company’s copying costs will be charged if exhibits to the Annual Report on Form 10‑K for the fiscal year ended December 31, 2018 are requested. The Company also makes available on or through our website free of charge our Annual Reports on Form 10‑K, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board of Directors

New York, New York

November 7, 2019

YOUR VOTE IS VERY IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE 2019 ANNUAL MEETING, WE STRONGLY ENCOURAGE YOU TO VOTE. PLEASE VOTE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE 2019 ANNUAL MEETING. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE ANNUAL MEETING EITHER BY FILING WITH THE CORPORATE SECRETARY OF CENTRIC BRANDS INC., AT OUR PRINCIPAL EXECUTIVE OFFICES, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND EXPRESSING A DESIRE TO VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MAY CHANGE YOUR VOTE BY SUBMITTING NEW VOTING INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE. YOU MUST CONTACT YOUR BROKER, BANK OR OTHER NOMINEE TO FIND OUT HOW TO DO SO. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING WILL BE HELD ON DECEMBER 5, 2019.

✂ cut here ---------------------------------------------------------------------------------------------------------------------

RESERVATION FORM FOR CENTRIC BRANDS INC. 2019 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who expect to attend the Annual Meeting on December 5, 2019, at 9 am Eastern Standard Time at the offices of the Company located at 350 Fifth Avenue, 5th Floor, New York, NY 10118, should complete this form and return it to the Secretary, c/o Centric Brands Inc., 350 Fifth Avenue, 6th Floor, New York, NY 10118. Please be prepared to show proof of identification at the check-in desk at the meeting. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting Centric Brands Inc. common stock ownership as of October 29, 2019.

Name
(Please Print)
Address
(Please Print)

(continued from other side)

I/We hereby revoke any other proxy to vote at the Annual Meeting, and hereby ratify and confirm all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. If no instructions are indicated with respect to a specific proposal or all proposals described below, this proxy will be voted “FOR” each of the following proposals 1 and 2. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL  2.

I/We hereby acknowledge receipt of the Notice of 2019 Annual Meeting of Stockholders, Proxy Statement and 2018 Annual Report, and hereby revoke any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the 2019 annual meeting of stockholders and voting in person.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

^ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ^

CENTRIC BRANDS INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY,  DECEMBER 5, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of 2018 Annual Meeting of Stockholders, Proxy Statement and 2018 Annual Report are available at http://www.centricbrands.com/proxy2019.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The stockholder (whose signature appears in the reverse side of this proxy card) of Centric Brands Inc. (formerly Differential Brands Group Inc.) (the “Company”) hereby appoints William Sweedler with full power of substitution, as true and lawful attorney, agent and proxy of the undersigned stockholder to cast all votes, as designated below, which the undersigned stockholder is entitled to cast as of the close of business on October 29, 2019, at the 2018 Annual Meeting of Stockholders to be held on Thursday,  December 5, 2019, at 9 am Eastern Standard Time at the offices of the Company located at 350 Fifth Avenue, 6th Floor, New York, NY 10118 upon the following matters, which are described more fully in the Notice of 2019 Annual Meeting of Stockholders and the Proxy Statement, and any other matter as may properly come before the 2019 Annual Meeting of Stockholders or any adjournments thereof.

(continued and to be dated and signed on reverse side.)

VOTE BY TELEPHONE OR INTERNET

QUICK * * * EASY * * * IMMEDIATE

CENTRIC BRANDS INC.

Voting by telephone or Internet is quick, easy and immediate. As a Centric Brands Inc. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7 pm, Eastern Standard Time, on December 4, 2019.

To Vote Your Proxy By Internet

www.cstproxyvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy By Phone

1‑866‑894‑0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

^ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ^

PROXY – CENTRIC BRANDS INC.

Please mark your votes like this	☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.

1. To reelect eight directors to serve on the Board of Directors until the 2020 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

	FOR	WITHHOLD

Nominees:	☐	☐
1a. William Sweedler	☐	☐
1b. Matthew Eby	☐	☐
1c. Walter McLallen	☐	☐
1d. Kent Savage	☐	☐
1e. Glenn Krevlin	☐	☐
1f. Randall Kessler	☐	☐
1g. Robert Petrini	☐	☐
1h. Jason Rabin	☐	☐

2. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters.

IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

☐ I PLAN TO ATTEND THE DECEMBER 31, 2019 ANNUAL MEETING OF STOCKHOLDERS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature of Stockholder or Authorized Representative _______________Date  . _______________

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, give full title as such. If the signer is a partnership, please sign in partnership name by authorized person.